UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Matson, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

March 9, 2026

To the Shareholders of Matson, Inc.:

You are invited to attend the 2026 Annual Meeting of Shareholders of Matson, Inc. (“Matson” or the “Company”), to be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 23, 2026 at 8:30 a.m., Hawaii Standard Time.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. On or around March 9, 2026, we expect to distribute to our shareholders either (i) a copy of our Proxy Statement, the accompanying proxy card and our annual report or (ii) the Notice of Internet Availability of Proxy Materials (the “Notice”) only. The Notice contains instructions for how to access our Proxy Statement and annual report over the Internet and how to request a paper copy of the Proxy Statement and annual report.

Your vote is important – no matter how many or how few shares you may own. Whether or not you plan to attend the Annual Meeting, please read the Proxy Statement and vote as soon as possible in order to ensure your representation at the Annual Meeting. You may vote via the Internet or, if you receive printed proxy materials, by telephone or by mailing a proxy card. Instructions for Internet and telephone voting are included in your proxy card and the Proxy Statement (if you receive your materials by mail). Any shareholder attending the Annual Meeting may vote at the meeting even if a proxy has been returned.

Thank you for your continued support of Matson.

Sincerely,

MATTHEW J. COX Chairman and Chief Executive Officer

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Matson, Inc. will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii on Thursday, April 23, 2026 at 8:30 a.m., Hawaii Standard Time, to:

1.	Elect the seven director nominees named in the proxy statement to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;
2.	Approve, on an advisory basis, executive compensation;
3.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2026; and
4.	Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 20, 2026 as the record date for the meeting. Owners of Matson, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting. Shareholders who plan to attend the Annual Meeting will be required at the meeting to present an admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE VIA THE INTERNET OR IF YOU RECEIVE PRINTED PROXY MATERIALS, BY TELEPHONE OR BY MAILING THE PROXY CARD.

By Order of the Board of Directors,

RACHEL C. LEE Vice President and Corporate Secretary
March 9, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 23, 2026
The Notice of Annual Meeting of Shareholders, Proxy Statement and the
Annual Report to Shareholders are available at www.proxyvote.com.

Matson, Inc.

1411 Sand Island Parkway, Honolulu, Hawaii 96819

PROXY STATEMENT

Annual Meeting of Shareholders

Thursday, April 23, 2026

The Board of Directors (the “Board of Directors” or the “Board”) of Matson, Inc. (“Matson” or the “Company”) is soliciting your proxy to vote at the 2026 Annual Meeting of Shareholders to be held on Thursday, April 23, 2026 at 8:30 a.m., Hawaii Standard Time, and any adjournment or postponement of that meeting (the “Annual Meeting”). The Annual Meeting will be held at the Company’s office at 1411 Sand Island Parkway, Honolulu, Hawaii. This Proxy Statement and the accompanying proxy card and Notice of Annual Meeting of Shareholders were first mailed or otherwise made available, on or about March 9, 2026, to shareholders of record as of February 20, 2026, the record date for the Annual Meeting.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials primarily on the Internet. On or around March 9, 2026, we mailed to our shareholders (other than to certain shareholders, including those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions as to how you may access and review on the Internet all of our proxy materials, including this Proxy Statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may vote your proxy on the Internet. If you would prefer to receive printed proxy materials, please follow the instructions for requesting printed materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.

Matson, Inc. | 2026 Proxy Statement

Matson, Inc. | 2026 Proxy Statement

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information, we encourage you to review the entire Proxy Statement and Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Annual Meeting of Shareholders

● Date and Time:	April 23, 2026 at 8:30 a.m. (HST)
● Place:	1411 Sand Island Parkway, Honolulu, Hawaii 96819
● Record Date:	February 20, 2026
● Attendance:

All shareholders may attend the meeting. At the entrance to the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. You must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

● Voting:

Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

Vote at www.proxyvote.com	Vote by Calling 1-800-690-6903	Vote by Mail	Vote in Person

Meeting Agenda and Voting Recommendations

Agenda Item	Board Recommendation	Page
Election of seven director nominees	FOR	7
Advisory approval of our executive compensation	FOR	55
Ratification of appointment of Deloitte & Touche LLP (“Deloitte”) as our independent auditors	FOR	58

Director Nominees

We are asking you to vote “FOR” all of the director nominees listed below. Set forth below is summary information about each director nominee.

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Matthew J. Cox, Chairman and Chief Executive Officer of Matson, Inc.	64	2012	−	● Chairman of the Board

Matson, Inc. | 2026 Proxy Statement

Nominee and Principal Occupation	Age	Director Since	Independent	Leadership/Committees
Stanley M. Kuriyama, retired Chairman and Chief Executive Officer of Alexander & Baldwin, Inc.	72	2016	✓	● Lead Independent Director
Meredith J. Ching, retired Executive Vice President, External Affairs of Alexander & Baldwin, Inc.	69	2020	✓	● Compensation ● Nominating
Mark H. Fukunaga, Executive Chairman and former Chief Executive Officer of Servco Pacific Inc.	70	2018	✓	● Audit ● Compensation (Chair)
Constance H. Lau, retired President and Chief Executive Officer of Hawaiian Electric Industries, Inc.	73	2004	✓	● Audit (Chair) ● Nominating
Bradley D. Tilden, retired Chairman and Chief Executive Officer of Alaska Air Group, Inc.	65	2024	✓	● Audit ● Compensation
Jenai S. Wall, Chairman and Chief Executive Officer of Foodland Super Market, Limited	67	2019	✓	● Audit ● Nominating (Chair)

Corporate Governance Highlights

✓
86% of Board is independent (6 of 7 directors)
✓
Skilled director nominees reflecting diverse and distinguished experiences
✓
43% of director nominees are women (50% of independent directors) and 71% self-identify as racially or ethnically diverse
✓
Balanced mix of director tenures, with average of 10 years
✓
No director serves on more than 3 public company boards, including Matson
✓
Average director age of 69 years
✓
Annual election of all directors
✓
Plurality plus vote for directors
✓
Board oversight of risk management
✓
Annual shareholder engagement program

✓
Lead Independent Director
✓
Board oversight of succession planning for directors, CEO and senior management
✓
Annual Board and committee self-evaluations
✓
Executive sessions of independent directors
✓
Continuing director education
✓
Strong executive and director stock ownership guidelines
✓
No supermajority voting requirements
✓
Board oversight of sustainability initiatives, cyber/information security, human capital and political spending
✓
Mandatory retirement age for directors at 75 (no waivers or exceptions to date)

For more information, please see “Proposal 1 – Election of Directors” and “Corporate Governance” in this Proxy Statement.

Executive Compensation

We are asking you to vote “FOR”, on an advisory basis, our executive compensation. Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. In 2025, 83% of Mr. Cox’s and approximately 68% of the other NEO’s target total direct compensation were variable and at-risk based on annual and long-term performance.

Matson, Inc. | 2026 Proxy Statement

CEO Target Total Direct Compensation	Other NEO Target Total Direct Compensation

At the 2025 Annual Meeting of Shareholders, our executive compensation program received strong support from shareholders with over 97% voting FOR our say on pay proposal.

Other Compensation Practices

Promote Good Pay Practices	Discourage Bad Pay Practices
✓
Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made
✓
Pay packages for the CEO and NEOs that are in line with the Company’s peer group
✓
Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards
✓
Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR
✓
Minimum vesting periods of three years on all equity awards to senior executives
✓
No-fault clawback policy that applies to all senior management
✓
Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors
✓
Policy prohibiting pledging of Company stock by officers and directors

✘
No employment contracts with any executive officer
✘
No guaranteed bonus payments to executive officers
✘
No bonus payouts that are not tied to performance
✘
No single trigger vesting of equity in change of control
✘
No pension payouts that are not proportional to pension payouts to employees generally
✘
No excessive perquisites
✘
No excessive severance or change in control provisions
✘
No tax reimbursements or gross-ups
✘
No dividends or dividend equivalents paid on unvested Performance Shares
✘
No unreasonable internal pay disparity
✘
No re-pricing or replacing of underwater stock options, without prior shareholder approval
✘
No above-market interest on deferred compensation plans

For more information, please see “Executive Compensation” and “Proposal 2 – Advisory Vote to Approve Executive Compensation” in this Proxy Statement.

Auditors

As a matter of good corporate governance, we are asking you to vote “FOR” the ratification of the appointment of Deloitte as our independent auditors for the fiscal year ending December 31, 2026. Following a robust evaluation process that considered the qualifications, independence and performance

Matson, Inc. | 2026 Proxy Statement

of Deloitte, the Audit Committee believes that Deloitte is independent and that it is in the best interests of Matson and our shareholders for Deloitte to serve as our independent auditors. The following table summarizes the fees Deloitte billed to us for professional services for 2025 and 2024. The Audit Committee pre-approved all such services.

Fiscal Year	Audit Fees ($)	Audit-Related Fees ($)	Tax Fees ($)	All Other Fees ($)
2025	2,725,000	0	465,000	0
2024	2,694,000	0	548,000	0

For more information, please see “Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm” in this Proxy Statement.

Matson, Inc. | 2026 Proxy Statement

PROPOSAL 1 – ELECTION OF DIRECTORS

The number of directors is currently fixed at seven. Each Director nominee was previously elected by shareholders at last year’s Annual Meeting. If elected, each Director nominee will serve until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified.

Director Nominees and Qualification of Directors

The nominees of the Board of Directors are the seven persons named below. The Board of Directors believes that all nominees will be able and willing to serve. However, if any nominee should decline or become unable to serve for any reason, the proxy holder will vote your shares to approve the election of any replacement nominee proposed by the Board of Directors or just for the remaining nominees, leaving a vacancy. Alternatively, the Board of Directors may reduce the size of the Board.

Our Board members have a diverse range of perspectives and are knowledgeable about our businesses and operating markets. Each director contributes to establishing a Board climate of trust and respect, where deliberations are open and constructive. All of the Director nominees are U.S. citizens which helps the Company remain in compliance with the requirements of the Merchant Marine Act of 1920, commonly referred to as the Jones Act. In selecting nominees, the Board has considered these factors and has reviewed the qualifications of each nominee, which include the factors reflected below:

* This skills matrix represents the diverse skillsets of the seven director nominees being proposed for election. The fact that a particular skill or qualification is not designated does not mean the nominee does not possess that particular attribute.

The following table provides the name, age (as of March 9, 2026) and principal occupation of each person nominated by the Board of Directors, whether they are independent, their business experience during at least the last five years, the year each was first elected or appointed a director (including to predecessor companies), other public company board directorships, and the skills, qualifications and attributes of each director that led to the conclusion he or she should serve as a director, in light of Matson’s current business and structure.

Matson, Inc. | 2026 Proxy Statement

Matthew J. Cox Chairman and CEO Age: 64 Director Since: 2012
●	Chairman of the Board of Matson since April 2017 and Chief Executive Officer since June 2012;
●	President of Matson from June 2012 to April 2017;
●	Chairman and CEO of Matson’s subsidiary, Matson Navigation Company, Inc. (“MatNav”) since June 2012.
●	President of MatNav from October 2008 to April 2017; and
●	Director of First Hawaiian, Inc. (Nasdaq:FHB) (bank holding company) (“First Hawaiian”) from April 2016 to April 2022.

Director Qualifications

As a member of Matson’s senior management team for over 24 years and with more than 38 years of transportation and logistics experience, Mr. Cox brings to the Board an in-depth knowledge of all aspects of the Company’s operations, and is knowledgeable about Matson’s operating markets through his Matson and other experience and his involvement in the Hawaii business community and local community organizations.

Stanley M. Kuriyama Independent Lead Independent Director Age: 72 Director Since: 2016
●	Chairman of Alexander & Baldwin, Inc., Honolulu, Hawaii (NYSE:ALEX) (real estate investment trust) (“A&B”) from June 2012 to September 2020; and
●	Chief Executive Officer of A&B from January 2010 to December 2015; Director of A&B from January 2010 through June 2012; and executive Chairman of A&B from January 2016 to December 2016.

Director Qualifications

As the former Chairman and Chief Executive Officer of A&B, Mr. Kuriyama brings to the Board an in-depth knowledge of Hawaii and Matson’s operating markets. From September 2009 to June 2012, he also served as a Director and Chairman of the Board of the Company’s subsidiary, MatNav, prior to the Company’s separation from A&B, and is knowledgeable about all aspects of the Company’s operations. Mr. Kuriyama also has extensive involvement in the Hawaii business community and local community organizations.

Matson, Inc. | 2026 Proxy Statement

Meredith J. Ching Independent Age: 69 Director Since: 2020
●	Executive Vice President, External Affairs of A&B from March 2018 to December 2025;
●	Senior Vice President, Government & Community Relations of A&B from June 2007 to March 2018;
●	Director of Cincinnati Bell Inc. (NYSE:CBB) (telecommunications provider) from July 2018 to September 2021; and
●	Director of Hawaiian Telcom Holdco, Inc. from May 2015 to June 2018.

Director Qualifications

As the former Executive Vice President of External Affairs at A&B and through her extensive involvement in the Hawaii business community and local community organizations, Ms. Ching brings to the Board deep understanding about Hawaii and Matson’s operating markets. She also has public company board experience via her prior service on the boards of Hawaiian Telcom and Cincinnati Bell.

Mark H. Fukunaga Independent Chair of the Compensation Committee Age: 70 Director Since: 2018
●	Executive Chairman of Servco Pacific Inc., Honolulu, Hawaii (automotive distribution and retailing; musical instruments) (“Servco”) since October 2023; and
●	Chief Executive Officer of Servco from March 1994 to September 2023.

Director Qualifications

As the current Executive Chairman and former Chief Executive Officer of Servco, a company with operations in automotive distribution and retailing, musical instruments and e-learning, and investments in venture capital and private equity, Mr. Fukunaga brings to the Board extensive operating experience, logistics expertise and leadership skills. He is knowledgeable about Hawaii and Matson’s operating markets through his involvement in the Hawaii business community and local community organizations. In addition, Mr. Fukunaga has extensive business experience in Asia and the Pacific Rim.

Matson, Inc. | 2026 Proxy Statement

Constance H. Lau Independent Chair of the Audit Committee Age: 73 Director Since: 2004
●	President, Chief Executive Officer and Director of Hawaiian Electric Industries, Inc., Honolulu, Hawaii (NYSE:HE) (electric utility/banking) (“HEI”) from May 2006 to December 2021;
●	Chairman of the Board and Director of American Savings Bank, F.S.B. (“American Savings Bank”), a subsidiary of HEI, from May 2006 to December 2021; and
●	Chairman of the Board and Director of Hawaiian Electric Company, Inc. from May 2006 to May 2019.

Director Qualifications

As the former President, Chief Executive Officer and director of HEI, and as the former Chair of the Boards of HEI’s utility and banking subsidiaries, Ms. Lau brings to the Board experience with capital intensive infrastructure and regulated industries as well as in managing complex business organizations. In addition, Ms. Lau has extensive experience in the banking industry and has been designated by the Board of Directors as an Audit Committee Financial Expert. She also is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and community organizations.

Bradley D. Tilden Independent Age: 65 Director Since: 2024
●	Executive Chairman of Alaska Air Group, Inc., Seattle, Washington (NYSE:ALK) (airline transportation) (“Alaska Air”) from March 2021 to May 2022;
●	Chairman of Alaska Air from January 2014 to March 2021;
●	Chief Executive Officer of Alaska Air from May 2012 to March 2021;
●	Director of Alaska Air from 2010 to May 2022;
●	Director of The Boeing Company (NYSE:BA) (aerospace and defense) since December 2025; and
●	Chairman of the Board, Nordstrom, Inc. (NYSE:JWN) (specialty fashion retailer) from May 2022 to May 2025 and a director from May 2016 to May 2025.

Director Qualifications

As the former Chairman and Chief Executive Officer of Alaska Air, Mr. Tilden brings to the Board deep transportation, strategic planning, financial and leadership expertise. He is knowledgeable about Alaska, the U.S. Pacific Northwest and Matson’s operating markets through his involvement in the local business and community organizations. He also has public company board experience via his service on the board of The Boeing Company and prior service on the boards of Alaska Air and Nordstrom, Inc.

Matson, Inc. | 2026 Proxy Statement

Jenai S. Wall Independent Chair of the Nominating and Corporate Governance Committee Age: 67 Director Since: 2019
●	Chairman and Chief Executive Officer of Foodland Super Market, Limited (grocery retailer) (“Foodland”), Food Pantry, Ltd., The Kalama Beach Corporation and Pacific Warehouse, Inc., Honolulu, Hawaii since 1998; and
●	Director of First Hawaiian from August 2018 to April 2022.

Director Qualifications

As Chairman and Chief Executive Officer of Foodland, the largest locally-owned grocery retailer in Hawaii, and other entities in the Sullivan Family of Companies, Ms. Wall brings to the Board experience in managing complex business organizations and real-time logistics expertise. She is knowledgeable about Hawaii and Matson’s operating markets through her involvement in the Hawaii business community and local community organizations. She also has public company board experience via her prior service on the board of First Hawaiian.

The Board of Directors recommends that shareholders vote “FOR”
each of the seven nominees for director.

CORPORATE GOVERNANCE

Director Independence

The NYSE listing standards and our Corporate Governance Guidelines require that a majority of our Board of Directors, including every member of the Audit, Compensation and Nominating and Corporate Governance Committees be “independent” and that committee members satisfy heightened independence standards, as applicable. The Board has reviewed each of its current directors and nominees and has determined that all such individuals, with the exception of Mr. Cox, who is an executive officer of Matson, are independent under NYSE rules. In making its independence determinations, the Board considered the transactions, relationships or arrangements described below in “Certain Information Regarding Directors and Executive Officers – Certain Relationships and Transactions”.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure to best serve the interests of shareholders. The Board understands that there is no single, generally accepted approach to providing Board leadership. Given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant, and the Board periodically reviews its leadership structure and appropriateness given the needs of the Board and the Company at such time.

The Company’s Bylaws and Corporate Governance Guidelines provide the Board flexibility to determine whether it is in the best interests of the Company and its shareholders to have a combined or separate Chairman of the Board and Chief Executive Officer (“CEO”). The Board has combined the

Matson, Inc. | 2026 Proxy Statement

Chairman and CEO roles and the independent directors have designated a Lead Independent Director because it provides unified leadership and accountability in quickly and seamlessly identifying and carrying out the strategic priorities of the Company. With its Lead Independent Director, this governance structure also provides a form of leadership that allows the Board to function independently from management and exercise objective judgment regarding management’s performance, and enables the Board to fulfill its duties effectively and efficiently. The Lead Independent Director has significant responsibilities, which are set forth in the Company’s Corporate Governance Guidelines, including:

●	Consults with the Chairman on agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, including risk-focused topics;
●	Consults with the Chairman on information sent to the Board;
●	Facilitates the process for the Board’s self-evaluation;
●	Presides at Board meetings in the absence of the Chairman;
●	Presides at executive sessions of non-management directors;
●	Has authority to call meetings of the independent directors;
●	Serves as liaison between the independent directors and the Chairman and CEO; and
●	If appropriate, and in coordination with executive management, be available for consultation and direct communication with major shareholders and other stakeholders.

The independent directors annually elect a Chairman of the Board and, if the individual elected as Chairman of the Board is the CEO, also elect an independent director to serve as Lead Independent Director. In 2025, the independent directors elected Matthew J. Cox as the Chairman and Stanley M. Kuriyama as the Lead Independent Director as the Board believes that the Company and its shareholders are best served by this leadership structure at this time.

The Board believes that its programs for overseeing risk, as described under “The Board’s Role in Risk Oversight,” would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

Board Evaluations

Each year, the Nominating and Corporate Governance Committee, together with the Lead Independent Director, oversees an annual Board and committee evaluation process to assess its performance and effectiveness. As part of this process, Board members complete a questionnaire that requests subjective comments in key areas and solicits specific topics on which Directors would like to focus during the upcoming year. The results are discussed by the Board as a group in an executive session at a regularly scheduled Board meeting to collect additional feedback. Each committee conducts its own self-evaluation and reports the findings of the self-evaluations to the full Board.

The Board’s Role in Risk Oversight

The Board oversees the risk management process, which includes our process for identifying, assessing and mitigating significant financial, operational, legal, compliance, strategic, and other risks that may affect the Company. These risks include, among other things, risks related to climate change; human capital management; regulatory compliance; cybersecurity and information security; health and safety; mergers and acquisitions; operational resilience; geopolitical situations; competition; and enterprise risk management (“ERM”). Risk oversight plays a role in major Board decisions and the evaluation of key risks is a core part of the decision-making process – from guidance on strategy to

Matson, Inc. | 2026 Proxy Statement

review of major capital expenditures. Risk mitigation efforts are integrated into strategic plans and budgets.

Matson’s ERM process, which follows the Committee of Sponsoring Organization Framework, is designed to promote visibility to the Board and management of critical risks and risk mitigation strategies across various time frames, including short-, medium- and long-term. At least twice a year, management assesses and categorizes key risks based on their potential impact and the likelihood of the risk occurring. The results of these assessments are discussed with the Board and the Audit Committee and help keep directors current on emerging risks or changes in the impact or likelihood of existing risks. Management regularly updates the Board at and between Board meetings on the ERM program, Company performance, industry trends and developments, and other risk-related matters. The Board also consults with outside advisors and experts, when appropriate, to anticipate future threats and trends, and their impact on the Company’s risk environment. Other examples of Board oversight include the following:

●	Strategy guidance and review: The Board oversees the development and implementation of Matson’s business strategies, including climate and environmental strategies.
●	Review of business plans, major plans of action and associated budgets: The Board reviews and approves Matson’s annual operating plan, long-term business plans and the budgets to execute such plans.
●	Review and monitoring of performance objectives: The Board reviews and approves the Company’s annual and long-term operating plan, including various goals which are incorporated into the Company’s overall key business objectives. The Board receives regular reports and updates at and between Board meetings on progress towards achievement of those goals throughout the year. The Board also receives regular reports on stakeholder engagement and feedback.
●	Oversight of major capital expenditures, acquisitions and divestitures: The Board reviews and approves major capital expenditures for potential acquisition targets and to support the Company’s goals.

The Board administers its risk oversight role in part through its committees:

●	The Audit Committee’s risk responsibilities include discussing policies regarding risk assessment and risk management as well as assessing and discussing risks arising from financial reporting. The Audit Committee also provides oversight of the Company’s ERM program, including climate and cyber/information security risks, meets periodically with the General Counsel to review legal and regulatory matters, oversees the Company’s compliance program, and receives reports on matters submitted to the Company’s hotline.
●	The Compensation Committee’s risk responsibilities include assessing risks arising from the Company’s compensation and benefit programs. For more information, see “Pay Risk Assessment” below.
●	The Nominating and Corporate Governance Committee’s risk responsibilities include discussing risks related to matters such as new regulatory requirements, governance best practices, director nominations and shareholder feedback.

The committee chairs report to the full Board after each committee meeting on matters discussed and actions taken by their respective committees. In addition, executive sessions of the Board, which are led by the Lead Independent Director, have focused on certain risk oversight topics from time to time.

Matson, Inc. | 2026 Proxy Statement

The risk management process occurs throughout all levels of the organization, but is also facilitated through a risk management steering committee comprised of senior management, whose members meet periodically to identify and address specific significant risks. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis. The Board periodically receives various reports on risk-related matters, including presentations by senior management with an overview of the risk management program and that include risk management perspectives from each of Matson’s business segments in the company-wide strategic plan.

For more information about Board oversight of cybersecurity and information security, please see our Annual Report on Form 10-K for the year ended December 31, 2025.

Pay Risk Assessment

In 2025, management worked with the Compensation Committee and Pay Governance LLC, an independent executive compensation consulting firm retained by the Compensation Committee, to review all Company incentive plans and related policies and practices, the overall structure of total pay and pay mix, the compensation risk management process and related internal controls, and mitigating factors in plan design and governance.

The Company concluded that the risks arising from our incentive compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board of Directors and Committees of the Board

The Board of Directors held eight meetings during 2025. In conjunction with five of these meetings, the non-management directors of Matson met in formally-scheduled executive sessions led by the Lead Independent Director. In 2025, each of our current directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board on which they served. Average attendance by our directors was 98% during 2025.

In addition, Matson’s directors are strongly encouraged to attend the Annual Meeting of Shareholders. All seven directors attended the 2025 Annual Meeting.

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of Matson’s website at www.matson.com. Each committee meets regularly throughout the year, reports its actions to the Board, receives reports from senior management, annually evaluates its performance and can retain outside advisors. The current composition of each committee is set forth below:

Director	Audit	Compensation	Nominating and Corporate Governance
Meredith J. Ching	–	✓	✓
Matthew J. Cox	–	–	–
Mark H. Fukunaga	✓	Chair	–
Stanley M. Kuriyama	–	–	–
Constance H. Lau	Chair	–	✓
Jenai S. Wall	✓	–	Chair
Bradley D. Tilden	✓	✓	–

Matson, Inc. | 2026 Proxy Statement

Audit Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Ms. Lau is an “Audit Committee Financial Expert” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met five times during 2025.

Compensation Committee: Each member is an independent director under the applicable NYSE listing standards and SEC rules. The Compensation Committee has general responsibility for the compensation and benefits of the Company’s executive officers and other salaried employees, including incentive compensation and stock incentive plans, and for making recommendations on director compensation to the Board. The Compensation Committee may form subcommittees and delegate such authority as the Compensation Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see the “Executive Compensation – Compensation Discussion and Analysis” section of this Proxy Statement. The Compensation Committee met five times during 2025.

Nominating and Corporate Governance Committee: Each member is an independent director under the applicable NYSE listing standards. The functions of the Nominating and Corporate Governance Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management occurs. The Nominating and Corporate Governance Committee met three times during 2025.

Director Nomination Processes

The Nominating and Corporate Governance Committee identifies potential nominees by asking current directors to notify the Nominating and Corporate Governance Committee of qualified persons who might be available to serve on the Board. From time to time, the Nominating and Corporate Governance Committee also engages firms that specialize in identifying director candidates.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Corporate Governance Committee, a shareholder must submit a written recommendation that meets the requirements of the Company’s Bylaws, including the name of the shareholder, evidence of the shareholder’s ownership of Matson stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration. The Nominating and Corporate Governance Committee applies the same standards in considering director candidates recommended by shareholders as it does in evaluating other candidates, including incumbent directors.

The shareholder recommendation and information described above must be sent to the Corporate Secretary as set forth in “Shareholder Proposals and Nominations for 2027” below.

The Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in Matson and a willingness and ability to devote adequate time to a director’s duties. The Company’s Corporate Governance Guidelines authorize the Nominating and Corporate Governance Committee to consider other factors it deems to be in the best interests of Matson and its shareholders, including

Matson, Inc. | 2026 Proxy Statement

whether nominees possess such knowledge, experience, skills, expertise and diversity of backgrounds to enhance the Board’s ability to manage and direct the business and affairs of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules. While the Nominating and Corporate Governance Committee does not have a separate written diversity policy, it does consider diversity, including diversity of knowledge, skills, professional experience, background, education, expertise, and representation in industries relevant to the Company, as an important factor in its evaluation of candidates. The Nominating and Corporate Governance Committee and the Board assess its effectiveness in this regard as part of the annual Board and committee evaluation process. The Nominating and Corporate Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends any measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills and expertise to oversee the Company’s execution of its strategy.

Once a potential candidate has been identified by the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating and Corporate Governance Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating and Corporate Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the effective functioning of the Board and its committees. The guidelines provide details on matters such as:

●	Goals and responsibilities of the Board;
●	Selection of directors, including the Chairman of the Board and the Lead Independent Director;
●	Board membership criteria and director retirement age;
●	Stock ownership guidelines;
●	Director independence and executive sessions of non-management directors;
●	Oversight of sustainability matters;
●	Board self-evaluation;
●	Board compensation;
●	Board access to management and outside advisors;
●	Board orientation and continuing education; and
●	Leadership development, including annual evaluations of the CEO and management succession plans.

“Plurality Plus” Policy. Our Corporate Governance Guidelines provide that any director nominee who receives a greater number of “withhold” votes than “for” votes in an uncontested election is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The Board will consider the recommendation of the Nominating and Corporate Governance Committee and will determine whether or not to accept the resignation offer. Full details of this policy are set forth in our Corporate Governance Guidelines, which are available on the corporate governance page of Matson’s website at www.matson.com.

Matson, Inc. | 2026 Proxy Statement

Sustainability

Matson’s core values include being an industry leader in environmental stewardship, contributing positively to the communities in which we live and work, and conducting our business with integrity and accountability. Matson’s sustainability strategy is intended to support our business goals and strategic direction.

Our Corporate Governance Guidelines provide that as part of our commitment to sustainability, the Board, with the assistance of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee, is responsible for overseeing sustainability matters relevant to the Company’s business. In 2025, sustainability topics were presented or discussed at every regular Board meeting and included reviews of Matson’s sustainability disclosures, sustainability reports (which generally are aligned with the Global Reporting Initiative, the Sustainability Accounting Standards Board and the Task Force on Climate-Related Financial Disclosures (“TCFD”) reporting frameworks), long-term fleet plans, enterprise risk management, fuel strategy, CEO and management succession planning, regulatory updates and compliance matters.

For more information about our sustainability reports, initiatives and strategy, please see our website at www.matson.com/sustainability.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers, and employees, and other covered persons, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards.

Compensation of Directors

The following table summarizes the compensation paid by Matson to non-employee directors for services rendered during 2025:

2025 DIRECTOR COMPENSATION

	Fees Earned		All Other
	or Paid in Cash	Stock Awards	Compensation	Total
Name	($)	($)(1)(2)	($)(3)	($)
(a)	(b)	(c)	(g)	(h)
Meredith J. Ching	100,000	165,059	1,588	266,647
Mark H. Fukunaga	113,000	165,059	1,588	279,647
Stanley M. Kuriyama	116,500	165,059	1,588	283,147
Constance H. Lau	116,500	165,059	1,588	283,147
Bradley D. Tilden	103,000	165,059	1,588	269,647
Jenai S. Wall	111,500	165,059	1,588	278,147
(1)

Represents the grant date fair value of restricted stock units granted in 2025. Each director was granted approximately $165,000 in restricted stock units. At the end of 2025, Ms. Ching, Mr. Kuriyama, Ms. Lau, Mr. Tilden and Ms. Wall each had 1,594 restricted stock units; and Mr. Fukunaga had 4,221 restricted stock units.

(2)	No non-employee director had any stock option awards outstanding at the end of 2025.
(3)	Represents dividend equivalent amounts payable upon vesting of restricted stock units.

Matson, Inc. | 2026 Proxy Statement

Generally, non-employee directors receive cash retainers as follows, all of which are pro-rated and paid quarterly:

Annual cash retainer:		$85,000
Additional annual cash retainer for Lead Independent Director:		$30,000
Additional annual cash retainers for committee service:	Chair	Member
Audit Committee	$24,000	$9,000
Compensation Committee	$17,500	$7,500
Nominating and Corporate Governance Committee	$16,000	$6,000

For any telephonic or in-person Board or committee meetings in excess of the minimum number of meetings described below, an additional per meeting fee was paid to each director who attended such meetings:

Excess meeting fees (per meeting):
More than seven Board meetings	$1,500
More than six Audit Committee meetings	$750
More than five Compensation Committee meetings	$750
More than four Nominating and Corporate Governance Committee meetings	$750

Directors who are employees of Matson or its subsidiaries did not receive compensation for serving as directors. Non-employee directors may defer half or all of their annual cash retainer and meeting fees until retirement or until a later date they may select; Ms. Wall deferred all of her respective annual cash retainers and meeting fees in 2025.

Under the terms of the Matson, Inc. 2025 Incentive Compensation Plan, an automatic grant of approximately $165,000 in restricted stock units was awarded to each director who is elected or reelected as a non-employee director at each Annual Meeting of Shareholders. These awards have 100% cliff vesting on the earlier of the grant date anniversary or the next annual shareholders meeting following the date of the grant. Non-employee directors may defer all or a portion of their vested shares until cessation of board service or the fifth anniversary of the award date, whichever is earlier. The deferred shares earn dividend equivalents that are paid when the shares are issued. Mr. Kuriyama elected to defer the distribution of all his 2025 vested shares until cessation of board service.

Directors have business travel accident coverage of $200,000 for themselves and $50,000 for their spouses while accompanying directors on Matson business. They participate in Matson’s global medical program. They may also participate in the Company’s matching gifts program for employees, in which the Company matches contributions to qualified cultural and educational organizations up to a maximum of $3,000 annually.

Director Stock Ownership Guidelines

The Board has Stock Ownership Guidelines that encourage each non-employee director to own Matson common stock (including restricted stock units) with a value of five times the amount of the current annual cash retainer within five years of becoming a director. All current non-employee directors have met the established guidelines.

Shareholder Engagement

Matson values the views of its shareholders, which is why we regularly and proactively engage with our largest shareholders throughout the year and share their perspectives with the Board. During

Matson, Inc. | 2026 Proxy Statement

2025, management met or offered to meet with shareholders who collectively own more than sixty-five percent of our stock. Management, including our Chairman and CEO, discussed with shareholders our business strategy and operations, environmental stewardship, human capital management, executive compensation, and governance topics. We also solicited feedback on these and a variety of other topics.

Communications with Directors

Shareholders and other interested parties may contact any of the directors, including the Lead Independent Director, or the independent directors as a group, by mailing correspondence “c/o Matson Law Department” to Matson’s corporate office at 2121 North California Blvd., Suite 500, Walnut Creek, California 94596. The Law Department will forward such correspondence to the appropriate director(s); however, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

The following table lists the names and addresses of the only shareholders known by Matson to have owned beneficially more than five percent of Matson’s common stock outstanding as of December 31, 2025, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. To our knowledge and except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.

	Amount of	Percent of
Name and Address of Beneficial Owner	Beneficial Ownership	Class
BlackRock, Inc.	4,907,930 (a)	16.12%
50 Hudson Yards
New York, NY 10001

The Vanguard Group	4,013,851 (b)	13.18%
100 Vanguard Blvd.
Malvern, PA 19355

Dimensional Fund Advisors LP	2,216,028 (c)	7.28%
6300 Bee Cave Road
Building One
Austin, TX 78746
(a)

As reported in a Schedule 13G/A filed with the SEC on April 28, 2025, BlackRock, Inc. has sole voting power over 4,859,365 shares and sole dispositive power over 4,907,930 shares, and does not have shared voting or shared dispositive power over any shares.

(b)

As reported in a Schedule 13G/A filed with the SEC on November 12, 2024, The Vanguard Group has shared voting power over 26,201 shares, sole dispositive power over 3,969,149 shares, shared dispositive power over 44,702 shares, and does not have sole voting power over any shares.

(c)

As reported in a Schedule 13G/A filed with the SEC on October 31, 2024, Dimensional Fund Advisors LP has sole voting power over 2,160,587 shares, sole dispositive power over 2,216,028 shares, and does not have shared voting or shared dispositive power over any shares.

Matson, Inc. | 2026 Proxy Statement

CERTAIN INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

Security Ownership of Directors and Executive Officers

The following table shows the number of shares of Matson common stock beneficially owned as of February 20, 2026 by each director and nominee, by each Named Executive Officer (as defined below), and by directors, nominees and executive officers as a group. To our knowledge and subject to applicable community property rules, except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.

	Number of	Restricted		Percent of
Name or Number in Group	Shares Owned(a)	Stock Units(b)	Total	Class
Meredith J. Ching	33,137	—	33,137	*
Matthew J. Cox	242,770	—	242,770	*
Mark H. Fukunaga(c)	27,514	—	27,514	*
Stanley M. Kuriyama	48,873	—	48,873	*
Constance H. Lau	73,871	—	73,871	*
Bradley D. Tilden	6,586	—	6,586	*
Jenai S. Wall	15,559	—	15,559	*
Joel M. Wine	104,371	—	104,371	*
Peter T. Heilmann	40,173	—	40,173	*
John P. Lauer	27,397	—	27,397	*
Vicente S. Angoco, Jr.	16,661	—	16,661	*
22 Current Directors and Executive Officers as a Group	762,688	—	762,688	2.51%
(a)	Amounts include shares as to which directors, nominees and executive officers have shared voting and dispositive power, as follows: Ms. Ching and spouse – 2,800 shares.
(b)

Amounts include shares deemed to be beneficially owned by directors, nominees and executive officers because they may be acquired within 60 days from February 20, 2026 upon the vesting of restricted stock units.

(c)	Includes 2,627 vested restricted stock units that have been deferred in accordance with our director compensation program, which is described above.
*	Represents less than 1% of the issued and outstanding shares of the Company’s common stock as of February 20, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires Matson’s directors and executive officers, and persons who own more than 10% of Matson’s common stock, to file reports of ownership and changes in ownership with the SEC. Based solely on a review of those reports filed with the SEC and any written representations that no other reports were required, Matson believes that, during fiscal 2025, its directors and executive officers and persons who owned more than 10% of Matson’s common stock filed all reports required to be filed under Section 16(a) on a timely basis.

Certain Relationships and Transactions

Matson has adopted a written policy under which the Audit Committee must approve all related person transactions that are disclosable under SEC Regulation S-K, Item 404(a). Prior to entering into a transaction with Matson, directors and executive officers (and their family members) and shareholders who beneficially own more than five percent of Matson’s common stock must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the

Matson, Inc. | 2026 Proxy Statement

relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the person in question is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next regularly scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings. Approval by a majority of the Audit Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next regularly scheduled Audit Committee meeting.

If the Company becomes aware of a related person transaction that has not been previously approved, the Audit Committee will evaluate the transaction, taking into account the same factors described above. Based on the conclusions reached, the Audit Committee will evaluate all options, including but not limited to ratification, amendment or termination of the related person transaction. The transactions described below were approved by the Audit Committee in accordance with its written procedures.

Mr. Fukunaga, a director of Matson, is Executive Chairman, and together with members of his immediate family, owns more than 10% of the common stock, of Servco. In 2025, Matson provided shipping services to or for the benefit of Servco and its subsidiaries for approximately $643,900, and Matson purchased or leased forklifts, vehicles and parts from Servco for approximately $516,200, which amounts are less than 2% of each of Servco’s and Matson’s consolidated gross revenues. The transactions between Servco and Matson were conducted in the ordinary course of business on standard commercial terms.

Ms. Wall, a director of Matson, is Chairman and Chief Executive Officer, and together with members of her immediate family, owns more than 10% of the common stock, of Foodland. In 2025, Matson provided shipping services to or for the benefit of Foodland for approximately $603,900. The transactions between Foodland and Matson were conducted in the ordinary course of business on standard commercial terms.

The parents of Vicente S. Angoco, Executive Vice President of Matson, own and operate a company that provides drayage of some Matson containers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2025 was $271,300. The brother of Mr. Angoco owns and operates a company with which the Company contracts for chassis repair and maintenance services in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2025 was $1,176,000. The brother-in-law of Mr. Angoco owns and operates a company with which the Company contracts for the provision of temporary and contract workers in Guam. The approximate dollar value of the payment from Matson in connection with this service in 2025 was $476,300. Mr. Angoco has no monetary or other interest in any of the businesses described above. These transactions were conducted in the ordinary course of business on standard commercial terms.

Matson, Inc. | 2026 Proxy Statement

Code of Ethics

Matson has adopted a Code of Ethics that applies to the CEO, the Chief Financial Officer (“CFO”) and the Controller. A copy of the Code of Ethics is posted on the corporate governance page of Matson’s corporate website at www.matson.com. Matson intends to disclose any changes in or waivers from its Code of Ethics by posting such information on its website within four business days following the amendment or waiver, to the extent required by applicable rules.

Code of Conduct

Matson has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of Matson’s corporate website at www.matson.com. Matson intends to disclose any changes in its Code of Conduct or waivers from its Code of Conduct granted to directors or executive officers by posting such information on its website within four business days following the amendment or waiver, to the extent required by applicable rules.

Executive Officers

The name of each executive officer of Matson, his or her age as of March 9, 2026, and present and prior positions with Matson and business experience for the past five years are given below. Generally, the term of office of executive officers is at the pleasure of the Board of Directors.

Vicente S. Angoco, Jr. (59): Executive Vice President since August 2025; Executive Vice President, Operations of MatNav since August 2025; Senior Vice President, June 2012 – July 2025; Senior Vice President, Alaska of MatNav, July 2022 – July 2025; Senior Vice President, Pacific of MatNav, January 2011 – June 2022; first joined Matson or a subsidiary in 1996.

Grace M. Cerocke (47): Senior Vice President since February 2021; Senior Vice President, Finance of Matson Logistics, since February 2021; Vice President, Finance of Matson Logistics, October 2012 – January 2021; first joined Matson or a subsidiary in 1997.

Matthew J. Cox (64): Chairman of the Board since April 2017 and Chief Executive Officer since June 2012; Chairman and Chief Executive Officer of MatNav since June 2012; first joined Matson or a subsidiary in 2001.

Qiang Gao (62): Senior Vice President since February 2021; Senior Vice President, Asia of MatNav since February 2021; Vice President, Asia of MatNav, September 2012 – January 2021; first joined Matson or a subsidiary in 2003.

Peter T. Heilmann (57): Executive Vice President, Chief Administrative Officer and General Counsel since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel, April 2018 – February 2021; Executive Vice President, Chief Administrative Officer and General Counsel of MatNav since February 2021; Senior Vice President, Chief Administrative Officer and General Counsel of MatNav, April 2017 – February 2021; first joined Matson or a subsidiary in 2012.

Jerome J. Holland (51): Executive Vice President since July 2025; President of Matson Logistics since July 2025; Vice President, Strategic Planning and Business Development of Matson Logistics, September 2019 – June 2025; first joined Matson or a subsidiary in 2013.

Matson, Inc. | 2026 Proxy Statement

Leonard P. Isotoff (54): Senior Vice President since April 2022; Senior Vice President, Pacific of MatNav since April 2022; Vice President, Sales – Hawaii of MatNav, July 2016 – April 2022; first joined Matson or a subsidiary in 1999.

Richard S. Kinney (62): Senior Vice President since April 2020; Senior Vice President, Network Operations of MatNav since January 2020; Vice President, West Coast Terminals and Purchasing of MatNav, May 2017 – January 2020; first joined Matson or a subsidiary in 1998.

John P. Lauer (65): Executive Vice President and Chief Commercial Officer since February 2021; Senior Vice President and Chief Commercial Officer, April 2017 – January 2021; Executive Vice President and Chief Commercial Officer of MatNav since February 2021; Senior Vice President and Chief Commercial Officer of MatNav, April 2017 – January 2021; first joined Matson or a subsidiary in 2007.

Ku`uhaku T. Park (59): Senior Vice President since February 2022; Senior Vice President, Government and Community Relations of MatNav since February 2022; Vice President, Government and Community Relations of MatNav, October 2012 – January 2022; first joined Matson or a subsidiary in 2012.

Laura L. Rascon (63): Senior Vice President since February 2021; Senior Vice President, Customer Experience of MatNav since February 2021; Vice President, Customer Support of MatNav, July 2008 – January 2021; first joined Matson or a subsidiary in 1983.

Christopher A. Scott (52): Senior Vice President since February 2021; Senior Vice President – Transpacific Service and Corporate Pricing of MatNav since January 2026; Senior Vice President, Transpacific Services of MatNav from February 2021 –January 2026; Vice President, Transpacific Services of MatNav, January 2015 – January 2021; first joined Matson or a subsidiary in 1995.

John W. Sullivan (72): Senior Vice President since April 2020; Senior Vice President, Vessel Operations and Engineering of MatNav since January 2020; Vice President, Vessel Operations and Engineering of MatNav, August 2003 – January 2020; first joined Matson or a subsidiary in 1993.

Jason L. Taylor (52): Senior Vice President since February 2022; Senior Vice President, Human Resources of MatNav since February 2022; Vice President, Human Resources of MatNav from January 2018 – January 2022; first joined Matson or a subsidiary in 2012.

Jennifer C. Tungul (46): Senior Vice President since August 2025; Senior Vice President, Alaska of MatNav since August 2025; Vice President, Alaska Operations of MatNav from April 2022 – August 2025; Director, Alaska Terminal Operations of MatNav from November 2019 – March 2022; first joined Matson or a subsidiary in 2002.

Joel M. Wine (54): Executive Vice President and Chief Financial Officer since February 2021; Senior Vice President and Chief Financial Officer, September 2011 – January 2021; Executive Vice President and Chief Financial Officer of MatNav since February 2021; Senior Vice President and Chief Financial Officer of MatNav, June 2012 – January 2021; first joined Matson or a subsidiary in 2011.

Matson, Inc. | 2026 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis (“CD&A”), Matson explains the material elements of its 2025 compensation practices for the executive officers named in the Summary Compensation Table on page 39 (collectively, the “Named Executive Officers” or “NEOs”). The NEOs for 2025 are:

●	Matthew J. Cox, Chairman of the Board and Chief Executive Officer,
●	Joel M. Wine, Executive Vice President and Chief Financial Officer,
●	Peter T. Heilmann, Executive Vice President, Chief Administrative Officer and General Counsel,
●	John P. Lauer, Executive Vice President and Chief Commercial Officer, and
●	Vicente S. Angoco, Jr., Executive Vice President

Executive Summary

In 2025, Matson performed well despite uncertainty and volatility arising from tariffs and global trade. For the year, Matson generated net income of $444.8 million, or $13.81 per diluted share, as compared to net income of $476.4 million, or $13.93 per diluted share, in 2024. Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) for 2025 decreased $34.2 million year-over-year to $704.7 million. The year-over-year decrease in EBITDA was primarily due to lower volume and freight rates in our China service over the last three quarters of 2025 as customers managed freight in a challenging environment. Overall, the Company’s 2025 financial results highlighted the durability of our core businesses, the resilience of our premium rates in the China service, and our continued focus on customer service and schedule reliability. A reconciliation of our GAAP to non GAAP results can be found in Exhibit A to this Proxy Statement.

The Company’s 2025 results were below the target annual performance measures that were incorporated into the Board of Directors approved 2025-2027 Operating Plan, and Matson’s three year performance for the period ended December 31, 2025 under the equity compensation program was above the levels required for maximum payouts. Each operating plan is Matson’s tactical and strategic view of future performance, and contains a three-year projection of financial and operating results, the key elements of which are incorporated as performance targets in the Company’s incentive compensation plans, as discussed in this CD&A.

Pay-for-performance. In line with Matson’s continuous emphasis on designing and managing a compensation program that links pay to performance, performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual cash incentive plan and a combination of average annual return on invested capital (“ROIC”) and three-year cumulative total shareholder return (“TSR”) relative to peer indices for the Company’s performance share awards (“Performance Shares”). These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. Compensation awarded to the NEOs for 2025 performance reflected Matson’s financial results:

●	Annual Cash Incentive: Below target achievement with respect to the Company’s EBITDA goals and above target performance of individual goals resulted in payouts for NEOs ranging from 70% to 114% of their respective targets. See “Components of Executive Compensation – Annual Cash Incentives”.

Matson, Inc. | 2026 Proxy Statement

●	2023-2025 Performance Shares: Strong performance for both ROIC and relative TSR resulted in payouts for NEOs of 250% of their respective targets. See “Components of Executive Compensation – Equity-Based Compensation”.

Matson’s Compensation Philosophy

The objective of Matson’s executive compensation program is to help attract, retain and motivate talented executives who provide strong leadership for Matson and develop and execute effective strategies that maximize long-term shareholder value. The program is designed to be market competitive and emphasize pay-for-performance by making the majority of NEO compensation “at risk”. This is accomplished by aligning incentive pay with the achievement of (1) key annual and long-term operating goals, (2) growth in shareholder value and (3) individual performance goals. In 2025, 83% of Mr. Cox’s and approximately 68% of the other NEOs’ target total direct compensation was variable and at-risk based on annual and long-term performance. The material elements of total direct compensation for Matson’s NEOs are base salaries, annual cash incentives and equity incentives. Annual equity awards are split evenly between time-based restricted stock units (“time-based RSUs”) and Performance Shares that are measured over a three-year performance period. NEOs are also eligible for retirement, severance and change in control termination benefits and participate in other employee health and welfare programs.

All elements of total direct compensation to the NEOs are generally benchmarked against the 50th percentile of competitive market practices. However, market data is only one of many factors considered in determining individual executive pay, including demonstrated performance, experience in the position, scope of impact and internal equity with other executives.

In order to promote the compensation philosophy described above, Matson continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts the best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices
✓
Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made
✓
Pay packages for the CEO and NEOs that are in line with the Company’s peer group
✓
Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards
✓
Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR
✓
Strong executive and director stock ownership guidelines
✓
Minimum vesting periods of three years on all equity awards to senior executives
✓
No-fault clawback policy that applies to all senior management

✘
No employment contracts with any executive officer
✘
No guaranteed bonus payments to executive officers
✘
No bonus payouts that are not tied to performance
✘
No single trigger vesting of equity in change of control
✘
No pension payouts that are not proportional to pension payouts to employees generally
✘
No excessive perquisites
✘
No excessive severance or change in control provisions
✘
No tax reimbursements or gross-ups
✘
No dividends or dividend equivalents paid on unvested Performance Shares
✘
No unreasonable internal pay disparity
✘
No re-pricing or replacing of underwater stock options, without prior shareholder approval

Matson, Inc. | 2026 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices
✓ Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors ✓ Policy prohibiting pledging of Company stock by officers and directors	✘ No above-market interest on deferred compensation plans

Matson’s Continued Focus on Pay-for-Performance

Say-on-Pay Vote in 2025. At the 2025 Annual Meeting of Shareholders, an advisory vote approved the compensation of the NEOs with over 97% of votes cast voting in favor of the executive compensation program. The Compensation Committee took the Say-on-Pay results and investor feedback into consideration and concluded it should continue to apply the same basic compensation philosophy.

Pay-for-Performance Emphasis. The following features of the 2025 NEO compensation program emphasize Matson’s focus on pay-for-performance:

●	Performance Metrics are Aligned with Shareholder Value. Matson’s performance-based awards are determined using the following performance metrics: EBITDA for the Company’s annual incentive plan and ROIC and TSR relative to peer indices for the Company’s Performance Shares. These performance metrics align with Matson’s strategic objectives for profitable growth, efficient use of capital and increasing the value of Matson’s common stock for shareholders. The financial performance metrics used for annual cash and long-term incentive compensation are also different in order to avoid focusing the NEOs’ attention on a single performance goal at the expense of achieving other important goals for maximizing the long-term value of the Company for shareholders.
●	Multi-Year Performance Periods to Emphasize Long-Term Growth. Matson grants Performance Shares focused on multi-year performance over a three-year measurement period with vesting determined at the end of the period based on average annual ROIC and three-year cumulative TSR relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. The three-year performance period is intended to encourage Matson’s NEOs to focus on growth of the Company and shareholder value over a multi-year period of time. Performance Shares granted in 2025 will not be settled until 2028 following the end of the three-year performance period (FY 2025-2027).
●	No Stock Option Grants. With its continued emphasis on granting awards that contain specific performance goals, such as the Performance Shares, Matson again did not grant stock options to its NEOs in 2025.

Compensation Decision Process

Role of the Compensation Committee. The Compensation Committee of Matson’s Board makes all decisions about the compensation of the NEOs. The process that it follows for Mr. Cox is different from the process for all other NEOs.

Determining CEO Compensation. For decisions affecting the CEO’s compensation, the Board has a formal performance review process that starts at the beginning of the year with an analysis and establishment of the CEO’s future performance goals. The Lead Independent Director works with the CEO in developing the CEO’s objectives. The Lead Independent Director and the Compensation Committee review a variety of factors, including the CEO’s prior performance objectives, the CEO’s

Matson, Inc. | 2026 Proxy Statement

achievement of those objectives, the performance of the Company, the Company’s current Operating Plan, as well as the Compensation Committee’s independent consultant’s market analysis and recommendations of CEO pay, including target annual incentive levels and equity grants. Following the analysis and review process, the Compensation Committee receives input from the Board of Directors, after which the Board finalizes the CEO’s annual performance objectives. The objectives for any given year include, but are not limited to, achieving the annual Operating Plan results, any growth initiatives, other strategic initiatives, and the CEO’s core responsibilities. The objectives are documented as part of setting the CEO’s annual compensation package.

After completion of the fiscal year, the Lead Independent Director and the Compensation Committee conduct an assessment of the CEO’s performance against the objectives set at the beginning of the year and determine the payout of the CEO’s annual cash incentive. The Compensation Committee also reviews competitive market data and determines the merit adjustment to the CEO’s base salary and size of equity incentive award to be granted. The Compensation Committee subsequently presents the results of this process to the full Board of Directors for approval. The Board of Directors discusses the results of the assessment, including the areas of greatest strength and areas where improvements can be made.

Determining Compensation of other NEOs. For decisions affecting the compensation of the other NEOs, the Compensation Committee follows a similar process, but takes into consideration recommendations made by Mr. Cox.

In evaluating pay actions and the mix of pay elements for all NEOs (including Mr. Cox), the Compensation Committee reviews:

●	A summary of the value of all compensation elements provided to the executive during the year;
●	Competitive market peer group and broader industry survey data;
●	Health and welfare benefits and retirement plan balances;
●	Prior compensation decisions and realized values for the past five years through tally sheets;
●	Business strategic goals and performance expectations;
●	Expected and actual Company and individual performance; and
●	Insight from the shareholder say-on-pay vote results.

The Compensation Committee uses the above information to evaluate the following:

●	Alignment of the pay program with the Compensation Committee’s commitment to pay-for-performance;
●	Consistency with competitive market practices;
●	Reasonableness and balance of pay elements as they relate to pay risk;
●	Year-to-year pay movement for each NEO to ensure it reflects any variations in annual performance and market conditions;
●	Internal pay equity with other executives based on individual performance, job scope and impact; and
●	The effect of potential future payments, awards and plan design changes on the executive’s total pay package.

Role of the CEO. Mr. Cox recommends annual compensation actions for other NEOs to the Compensation Committee. In consultation with each NEO, Mr. Cox develops individual performance plans that serve as the basis for the determination of annual incentive awards. After the completion of the fiscal year, Mr. Cox reviews executive officer performance relative to individual goals and Company

Matson, Inc. | 2026 Proxy Statement

performance and makes recommendations to the Compensation Committee about each officer’s incentive award. In addition to performance results, Mr. Cox considers any changes in job scope, internal pay relationships to other executives, merit increase guidelines and market pay studies to recommend changes in base salary, annual cash incentive awards and equity awards for Compensation Committee approval.

Role of Independent Consultant. The Compensation Committee believes that using an independent compensation consultant is important in developing executive compensation programs that are reasonable, consistent with Matson’s pay philosophy and market competitive. Pay Governance LLC (“Pay Governance”), an independent executive compensation consulting firm, provides executive compensation services. Pay Governance reports directly to the Compensation Committee and the Compensation Committee approves all executive compensation engagements, including the nature, scope and fees of assignments. Pay Governance advised the Compensation Committee on all aspects of executive compensation including the following during 2025:

●	Recommended peer group assessment criteria and identified and recommended potential peer companies;
●	Provided information on trends and regulatory developments for executive compensation;
●	Evaluated the size and structure of the components of Matson’s executive compensation program relative to the Company’s peer group and broader market practices;
●	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels, equity grants, and performance share unit design; and
●	Reviewed the compensation risk assessment.
●	Reviewed and assisted in the preparation of the executive compensation disclosure in the annual proxy statement for the 2025 Annual Meeting of Shareholders, including the pay versus performance disclosures; and
●	Reviewed and commented on recommendations regarding executive pay, including target annual incentive levels, equity grants, and performance share unit design.

Pay Governance also assessed Board pay levels, reviewed the structure of Board compensation, and made recommendations regarding Board pay. In the course of fulfilling these responsibilities, a representative attended all Compensation Committee meetings held during the year, participated in executive sessions of the Compensation Committee without management present, and met with management from time to time to gather relevant information and provide input in assessing management proposals. The Compensation Committee’s executive compensation decisions, including the specific amounts paid to Matson’s executive officers, are made through the exercise of its own judgment and may reflect factors and considerations other than the information and recommendations provided by its compensation consultant, including the executive’s role and organizational impact, experience, tenure, sustained performance over time, and internal pay relationships. Pay Governance did not provide any other services to the Compensation Committee and received no compensation from the Company other than with respect to the services described above.

Pursuant to SEC rules, the Compensation Committee has assessed the independence of Pay Governance and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

Role of Management. Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:

●	Providing management’s perspective on compensation plan structure and implementation;
●	Identifying appropriate performance measures and establishing individual performance goals that are consistent with the Board-approved Operating Plan;

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●	Providing the data used to measure performance against established goals, with Mr. Cox providing perspective on individual executive performance and compensation amounts; and
●	Providing recommendations, based on information provided by the Compensation Committee’s consultant, regarding pay levels for NEOs in 2025 on the basis of plan formulas, salary structures and Mr. Cox’s assessment of individual officer performance.

Role of Market Data. As there are few companies directly comparable to Matson in business mix, size and location of operation, based on the recommendation of its compensation consultant, the Compensation Committee used a combination of peer group proxy statement data and published general industry survey data as a benchmark reference in the 2025 compensation decision-making process. This competitive market data serves as only one of many factors the Compensation Committee considers in assessing and determining appropriate pay levels as it exercises its business judgment. Other factors the Committee considers include Matson’s pay philosophy, incumbent job scope of responsibility, tenure, organization impact, internal equity, Company and individual performance, and historical pay actions.

The Compensation Committee’s consultant, Pay Governance, conducted an independent review of the peer group and established the following selection criteria to develop a recommended peer group for the Compensation Committee’s approval:

●	Transportation-related companies (including air freight, airline, marine, railroad, trucking and logistics management operations);
●	Companies with similar size characteristics, including annual revenues generally within one-half to two times Matson’s annual revenue and, as secondary size measures, total assets and market capitalization; and
●	Additional companies that may be outside these size parameters but have other relevant business and operating characteristics to Matson and are influenced by similar economic and regulatory factors.

Based on these factors, the consultant recommended and the Compensation Committee approved a peer group of the following fourteen public transportation-related companies (“peer group”) for pay comparisons starting in 2024 for 2025 pay assessments:

ArcBest Corporation Atlas Air Worldwide Holdings, Inc. Echo Global Logistics, Inc. Forward Air Corporation Hawaiian Holdings, Inc. Hub Group, Inc. Kansas City Southern	Knight-Swift Transportation Holdings Inc. Landstar System, Inc. Old Dominion Freight Line, Inc. Saia, Inc. Schneider National, Inc. Werner Enterprises, Inc.
• Air Transport Services Group, Inc. • ArcBest Corporation • Forward Air Corporation • Hub Group, Inc. • Kirby Corporation • Knight-Swift Transportation Holdings Inc. • Landstar System, Inc.	• Old Dominion Freight Line, Inc. • RXO, Inc. • Ryder System, Inc. • Saia, Inc. • Schneider National, Inc. • Werner Enterprises, Inc. • XPO, Inc.

Hawaiian Holdings, Inc. was acquired by Alaska Air Group in September 2024 and removed from the peer group for 2025. RXO, Inc. and XPO, Inc. were added to the peer group for 2025. Given the limited number of relevant publicly traded transportation companies similar enough to Matson’s profile to serve as meaningful comparisons, the Compensation Committee believes the peer group recommended by its compensation consultant provides a reasonable basis for analyzing compensation for Matson’s NEOs. The Compensation Committee will continue to collect general industry data for similar revenue size companies as additional reference for competitive market analysis, particularly for NEOs other than Mr. Cox, given the limited number of similarly sized companies in the peer group and competition for talent with other industry segments.

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Components of Executive Compensation

The material elements of compensation for Matson’s NEOs are base salaries, annual cash bonuses and equity incentives. NEOs also are eligible for retirement, severance and change in control termination benefits and participate in other employee benefit programs.

Base Salary: Salary is intended to provide a minimum fixed rate of pay. In 2025, base pay comprised less than 17% of Mr. Cox’s target total direct compensation and less than 34% of each NEO’s target total direct compensation. Salary increases can be awarded in recognition of individual performance, organizational advancement and increasing levels of responsibility, as well as projections for market movement and merit guidelines established for the Company. Generally, base salaries for Matson’s NEOs are based on the Compensation Committee’s determination of appropriate salary levels, taking into consideration peer group and survey information, Mr. Cox’s recommendations (for NEOs other than himself), the executive’s role in the organization, individual performance during the prior fiscal year and relative pay position to other Matson executives.

In 2025, the Compensation Committee increased the base salaries for all NEOs, including Mr. Cox, by 3.5% and an additional 8% adjustment for Mr. Heilmann to maintain consistency and competitiveness with general market practice.

Annual Cash Incentives: Annual incentives for NEOs are provided through the Cash Incentive Plan (the “CIP”). The CIP is designed to align performance incentives at all participating organization levels to motivate executives to contribute to the Company’s success and to reward them if they achieve specific pre-established corporate and individual goals. These goals are established in February of each year using the metrics described below.

Weighting of Goals. The weighting of the corporate and individual goals depends on the executive’s position and responsibilities. The intention is to weight a significant portion of the awards on the financial results of the Company, but balance that with important strategic and operating goals that have been established for the year through the individual portion. The 2025 weighting was as follows:

Weighting of 2025 CIP Goals for NEOs

NEO	Corporate	Individual
Matthew J. Cox	70%	30%
Joel M. Wine	70%	30%
Peter T. Heilmann	70%	30%
John P. Lauer	70%	30%
Vicente S. Angoco, Jr.	70%	30%

Determination of Annual Cash Incentive Award. Each component – corporate and individual – is evaluated against the respective performance goals. There are three levels of award opportunities for each component: threshold, target and maximum. In 2025, the target award opportunity levels for NEOs ranged from 70% to 120% of annual base salary, which is consistent with competitive market targets. If a threshold goal is not achieved, there is no payout for that component. If threshold goals are achieved, a participant receives 50% of the target award opportunity set for that component. If target or maximum goals are achieved, a participant receives 100% or 200%, respectively, of the target award opportunity for that component. Awards are prorated for performance between the threshold, target and maximum levels, as applicable. No additional award is provided for performance above the maximum individual goal level. The maximum achievable award in the aggregate is 200% of the NEO’s target award opportunity.

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Mr. Cox reviews the annual individual incentive award calculations for each individual other than himself and makes recommendations to the Compensation Committee regarding payouts. For Mr. Cox’s individual incentive award calculation, the Lead Independent Director reviews Mr. Cox’s individual performance achievement and provides the results to the Compensation Committee. The Compensation Committee reviews and approves all awards and has discretion to modify recommended awards to take into consideration factors it believes appropriately reflect the performance of the Company and the individual. Such factors vary, but may include, for individuals, adjustments for executives taking on temporary but significant responsibilities in addition to their normal job roles, or for the Company or a business unit, adjustments for extraordinary or unusual events.

Company Performance. The corporate component measure in 2025 was based on the 2025 Operating Plan approved by the Board of Directors and was weighted 100% on consolidated EBITDA performance and, for Mr. Angoco, an additional measure based on EBITDA performance of the Alaska business, subject to any adjustments made to more accurately reflect the Company’s 2025 performance. Any adjustments are at the sole discretion of the Compensation Committee. EBITDA was selected as the CIP corporate performance measure because the Company believes it best reflects the annual operating results of business execution and profitability levels. The Company believes that EBITDA is a critical annual operating performance measure and, in combination with the multi-year performance measures of ROIC and relative TSR applicable to Performance Shares (described below in “Performance Shares”), provides focus and alignment with shareholder interests.

Annual incentive goals at threshold, target and maximum are approved by the Compensation Committee in February of each year. The 2025 annual corporate and business unit targets reflected the Company’s Board-approved Operating Plan. When establishing the Operating Plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors and Company capabilities. In 2025, the Compensation Committee set threshold performance at 90% of target and maximum payout at 120% of target for EBITDA results. The threshold and maximum goals were determined based on the expected level of difficulty in achieving the target objective as well as establishing a reasonable range of performance variability around the Operating Plan target.

For determination of CIP award levels for 2025, the Company’s financial and operating performance was compared to the performance goals approved by the Compensation Committee in February 2025. Corporate goals and the actual result were as follows:

Company Performance Results Related to the 2025 CIP

Corporate Goal	Threshold	Target	Maximum	Actual
EBITDA (000s)	$648,330	$720,366	$864,440	$704,664
Alaska EBITDA (000s)	$54,616	$60,684	$72,821	$50,714

Individual Performance. In addition to the corporate performance goal, 30% of each NEO’s 2025 award under the CIP was based on achieving individual goals, which reflect the NEO’s position in the Company and the activities of the NEO’s business function. Individual goals contain performance metrics and are reviewed by the Compensation Committee each year. Performance against individual goals is assessed at threshold, target and maximum levels; achievement of some but not all individual goals can result in a partial payout. The primary individual NEO goals are listed below.

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NEO	Individual Goals
Matthew J. Cox	● Perform core CEO responsibilities effectively, including effective engagement and communication with the Board
● Deliver on the Company’s key plan priorities
● Effective execution of growth initiatives

Joel M. Wine	● Perform core CFO responsibilities effectively
● Lead strategic growth and other critical initiatives within the Company
● Lead key information technology initiatives and business continuity initiatives
● Oversee growth of the Company’s strategic innovation team and execution of innovation initiatives
● Achieve Company’s cost reduction and margin improvement initiatives

Peter T. Heilmann	● Perform core Chief Administrative Officer responsibilities effectively
● Oversee resolution of government investigations, general claims and litigation matters
● Facilitate growth and oversee legal aspects of significant corporate initiatives
● Oversee general regulatory compliance and mitigate future litigation risks through compliance
● Achieve Company’s cost reduction and margin improvement initiatives

John P. Lauer	● Perform core Chief Commercial Officer responsibilities effectively
● Develop strategies to maximize performance in international trades
● Achieve domestic service profitability objectives
● Implement high impact projects from Company’s strategic innovation team
● Achieve Company’s cost reduction and margin improvement initiatives

Vicente S. Angoco, Jr.	● Maintain Alaska vessel schedule integrity
● Complete key Alaska projects
● Achieve Oil & Gas Plan volumes and EBITDA
● Expand Matson/SSAT joint venture operations
● Review and assess Vessel Operations and Engineering Department
● Execute on Alaska succession and development plan
● Achieve Alaska core service EBITDA plan
● Achieve Company’s cost reduction and margin improvement initiatives

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Total Performance for 2025. Actual CIP awards earned versus target averaged approximately 102% of the overall targeted goal payouts and were as follows:

2025 CIP Payouts for NEOs

				Corporate	Corporate	Overall	Individual
	2025	Actual		Performance	Component	Individual	Component
	Target	Award	% of	Relative to	Payout(1) (70%	Performance	Payout (30%
NEO	Award	for 2025	Target	Target	Weighting)	Rating	Weighting)
Matthew J. Cox	$1,167,980	$1,231,344	105%	89%	$727,652	Above Target	$503,692

Joel M. Wine	$473,479	$522,247	110%	89%	$294,977	Above Target	$227,270

Peter T. Heilmann	$407,531	$464,789	114%	89%	$253,892	Above Target	$210,897

John P. Lauer	$380,001	$426,266	112%	89%	$236,741	Above Target	$189,525

Vicente S. Angoco, Jr.	$332,500	$234,180	70%	47%	$109,492	Above Target	$124,688
(1)	97.8% consolidated EBITDA performance resulted in an 89.0% corporate payout. The combination of consolidated EBITDA performance and Alaska EBITDA performance of 83.6% resulted in a 47.0% payout for Mr. Angoco.

Equity-Based Compensation: The equity portion of the total compensation program is designed to:

●	Align management and shareholder interests;
●	Provide incentive to achieve strategic operating goals and increase shareholder value over the longer-term; and
●	Motivate and retain Matson’s executives.

Performance Shares. In 2025, Matson continued the use of Performance Share awards focused on multi-year performance over a three-year measurement period. Settlement of the Performance Shares granted in 2025 is determined after the end of the three-year performance period (i.e., December 31, 2027). The actual number of shares that vest is based on Matson’s three-year annual average ROIC performance against pre-established goals approved by the Compensation Committee in January 2025 and Matson’s TSR as measured against the S&P Transportation Select Industry Index and S&P MidCap 400 Index over the three-year period. No Performance Shares will vest sooner than three years from the date of grant except under certain circumstances in connection with the occurrence of a change in control of the ownership of Matson.

For 2025, the actual number of Performance Shares earned will be determined at the end of the performance period as of December 31, 2027 based on the Company’s three-year annual adjusted average ROIC and three-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index. Adjusted ROIC is defined as (1) net income plus (2) after-tax interest expense minus (3) after-tax interest income on the Company’s capital construction fund balance divided by (4) average debt plus average total shareholders’ equity minus average capital construction fund balance minus construction-in-progress balances related to new vessels, subject to any adjustments made to accurately reflect the Company’s performance. For actual performance between threshold, target and maximum, awards are determined based on straight line interpolation. No dividend equivalents are paid on outstanding Performance Shares. The performance levels and weighting of the ROIC and relative TSR metrics are set forth below:

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	Adjusted ROIC Performance (75%)		Relative TSR Performance (25%)
	Performance as a % of	Total Payout as a	Relative TSR	Total Payout as a
Performance Level	Target	% of Target	Performance	% of Target
Maximum	130%	250%	75th Percentile	250%
Target	100%	100%	50th Percentile	100%
Threshold	80%	25%	25th Percentile	25%

On December 31, 2025, the performance period for the 2023-2025 Performance Shares ended. For determination of the Performance Share award levels, the Company’s ROIC and relative TSR performance were compared to the performance goals approved by the Compensation Committee in January 2023. The total number of Performance Shares earned ranged from zero to 250% of the target based on the Company’s performance measure results. ROIC is defined as (1) net income plus (2) after-tax interest expense divided by (3) average debt plus average total shareholders’ equity, subject to any adjustments made to accurately reflect the Company’s performance. Any adjustments to ROIC are at the sole discretion of the Compensation Committee. Corporate goals and the actual results were as follows:

Company Performance Results Related to the 2023-2025 Performance Share Awards

Corporate Goals	Threshold	Target	Maximum	Actual
3-Year Average ROIC	5.4%	6.7%	8.7%	17.9%
3-Year Relative TSR – MidCap 400	25th	50th	75th	85th
3-Year Relative TSR – Transportation	25th	50th	75th	84th

Settlement of 2023-2025 Performance Share Grant. Actual Performance Share awards earned versus target were 250% for both the ROIC and TSR performance measures, as follows:

2023-2025 Performance Share Award Settlement for NEOs

		2023-2025	Performance		2023-2025
	Performance	Target	Relative to		Actual
NEO	Measure	Award (#)	Target	Payout %	Award (#)
Matthew J. Cox	ROIC	17,875	267.2%	250%	44,687
	TSR	5,958	84th	250%	14,895

Joel M. Wine	ROIC	5,363	267.2%	250%	13,407
	TSR	1,787	84th	250%	4,467

Peter T. Heilmann	ROIC	4,171	267.2%	250%	10,427
	TSR	1,390	84th	250%	3,475

John P. Lauer	ROIC	4,171	267.2%	250%	10,427
	TSR	1,390	84th	250%	3,475

Vicente S. Angoco, Jr.	ROIC	2,980	267.2%	250%	7,450
	TSR	993	84th	250%	2,482

Each NEO was awarded a 2023-2025 Performance Share grant in January 2023. Pursuant to the vesting provisions of these grants, vesting occurred on January 25, 2026, and approval of the performance results associated with the awards took place on January 21, 2026.

Restricted Stock Units. In 2025, the Company granted time-based RSUs to the NEOs. Time-based RSU grants align participant interests directly with shareholders and are intended to increase executive

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beneficial share ownership, focus the efforts of executives on improving long-term stock price performance, and strengthen retention of participants through a three-year vesting period.

Equity-based grants are generally considered and granted annually in January by the Compensation Committee. Mr. Cox makes recommendations for each NEO (other than himself) to the Compensation Committee which retains full discretion to set the grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things:

●	Company and individual performance;
●	The executive officer’s current and expected future contributions to the Company;
●	Effect of a potential award on total compensation and pay philosophy;
●	Internal pay equity relationships;
●	Competitive market data;
●	Potential dilutive impact on shareholders and available share pool; and
●	Size and potential value of recent equity grants outstanding.

Equity grants were made to executives at the Compensation Committee’s January 2025 meeting and NEO grants were allocated 50/50 between Performance Shares and time-based RSUs. Performance Shares are further allocated 75/25 between the ROIC metric (“ROIC Performance Shares”) and the TSR metric (“TSR Performance Shares”).

2025 Equity Awards for NEOs

	Annual Equity Award
NEO	Performance Shares	Time-Based RSUs	Total Equity Value
Matthew J. Cox	$1,875,000	$1,875,000	$3,750,000
Joel M. Wine	$450,000	$450,000	$900,000
Peter T. Heilmann	$400,000	$400,000	$800,000
John P. Lauer	$350,000	$350,000	$700,000
Vicente S. Angoco, Jr.	$300,000	$300,000	$600,000

Combination of Total Direct Pay Elements: The Company’s combination of pay elements for its NEOs is designed to place the emphasis on incentive compensation, while at the same time focusing on long-term talent retention and maintaining a balanced program to ensure an appropriate relationship between pay and risk. The Compensation Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests.

Percentage of Target Total Direct Compensation Provided by Each Pay Element for 2025

	2025 Pay Elements
NEO	Salary	Annual Incentives	Long-Term Incentives
Matthew J. Cox	17%	20%	63%
Joel M. Wine	31%	24%	45%
Peter T. Heilmann	31%	23%	46%
John P. Lauer	32%	24%	44%
Vicente S. Angoco, Jr.	34%	24%	42%

Retirement Benefits: Matson provides various benefit plans to meet the retirement needs of all employees, including NEOs. Retirement plans are an important part of the Company’s total compensation program designed to provide executives with the ability to plan for their future while keeping them

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focused on Matson’s present success. The Pension Benefits for 2025 table of this Proxy Statement provides a more detailed description and estimated values for each NEO related to the Retirement Plan for Employees of Matson and Matson Excess Benefits Plan. The basic objective of these plans is to provide long-term eligible employees with retirement benefits proportional to their cash-based compensation from Matson.

The Matson, Inc. 401(k) and Profit Sharing Plan for Non-Bargaining Employees: The Company has a tax-qualified defined contribution retirement plan (the “401(k) Plan”) available to most non-bargaining unit employees which includes a cash-based profit sharing incentive component with an award of zero to three percent of eligible base salary. The profit sharing incentive component provides for discretionary contributions to participants’ retirement savings account of up to three percent of compensation based on the degree of achievement of consolidated EBITDA as established in the Company’s annual Board-approved Operating Plan. The resulting payout percentage for 2025 was two percent. The 401(k) component of the 401(k) Plan provides for a match of the compensation deferred by a participant during the fiscal year. The matching contribution for 2025 applicable to most participants, including all of the NEOs, was 100% of a participant’s deferrals up to three percent of eligible compensation. The value of the Company’s 2025 401(k) matching contributions for NEOs is included in the Summary Compensation Table of this Proxy Statement.

Retiree Health and Welfare Plan: The Company provides NEOs with the same retiree medical and life insurance benefits as are provided in general to all salaried non-bargaining unit employees. These benefits are limited to only those employees (including NEOs) who joined the Company prior to January 1, 2008. These benefits aid in retaining long-term service employees by providing a fixed dollar contribution towards the monthly premium based on the employee’s age and years of service.

Perquisites: The Company provides limited perquisites to the NEOs. These perquisites include reimbursement for spousal travel to certain Company events.

Severance Plan and Change in Control Agreements: The Company maintains the Matson Executive Severance Plan (the “Severance Plan”) that covers each of the NEOs. The Company has entered into change in control agreements (“Change in Control Agreements”) with all NEOs to retain talent during transitions due to a change in control of the ownership of the Company or other covered event, and to provide a competitive pay package. Change in Control Agreements promote the continuation of management to ensure a smooth transition. The Compensation Committee designed the agreements to provide a competitively structured program, and yet be conservative overall in the amounts of potential benefits. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential benefits under these arrangements, as the Compensation Committee considers how the terms of these arrangements and the other pay components interrelate. These agreements and the Severance Plan are described in further detail in the “Other Potential Post-Employment Payments” section of this Proxy Statement.

CEO Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Company to disclose the CEO to median employee pay ratio. The methodology management applied to determine the median employee and pay ratio is consistent with past practice and in accordance with the SEC’s guidance pursuant to Item 402(u) of Regulation S-K as detailed below.

For 2025, as permitted by SEC rules, Matson computed the ratio using 2025 compensation for the median employee identified in 2023. As Matson’s employee population and compensation programs are

Matson, Inc. | 2026 Proxy Statement

both substantially unchanged from 2023, the Company believes that the use of the 2023 median employee does not significantly change or otherwise affect the pay ratio disclosure.

For 2023, Matson identified the median employee using total taxable wages for all U.S. and New Zealand employees employed on December 31, 2023. The W-2 box 1 amount was used for U.S. employees, and the Total Gross Income amount as reported on the Tax Year-End Earnings Certificate was used for New Zealand employees. This population of 2,781 employees includes all full-time, part-time and on-call regular employees and seagoing personnel. As the Company’s total combined employee population in China (122 employees) was less than five percent of total headcount, China employees were excluded from the process used to determine the median employee. For full-time and on-call employees hired in 2023, total taxable wages were annualized for the year.

In determining the Summary Compensation Table amount of pay for both Mr. Cox and the median employee, management employed the same methodology used for NEOs as set forth in the 2025 Summary Compensation Table of this Proxy Statement. The Company’s contribution to employee health plans was also included. As illustrated below, using the Total Pay amounts, Matson’s 2025 CEO to median employee pay ratio is 45:1.

CEO to Median Employee Pay Ratio

	Summary Compensation		Company Contributions
	Table Amount	+	to Health Plans	=	Total Pay
CEO	$6,490,287		$40,524		$6,530,811
Median Employee	$114,936		$28,689		$143,625

Tax and Accounting Considerations

In evaluating the compensation structure, the Compensation Committee considers the tax and accounting consequences of compensation paid under our executive compensation program. However, our Compensation Committee believes that its primary responsibility is to maintain an executive compensation program that attracts, retains, rewards and incentivizes our executives. Accordingly, the Compensation Committee has paid, and may continue to pay, in its discretion, compensation that is not fully deductible or is limited as to tax deductibility.

Policies and Practices

Stock Ownership Guidelines: To enhance shareholder alignment and ensure commitment to longer-term decision-making that enhances shareholder value, the Company has stock ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five-year period. Shares of Matson common stock and unvested time-based RSUs count toward the ownership guideline; unvested and unsettled Performance Shares do not.

Position	Salary Multiple
CEO	5X
Other NEOs	3X

All NEOs have met their respective share ownership requirements.

Equity Granting Policy: Equity awards are typically granted to current employees at the January Compensation Committee meeting, which meeting is generally scheduled on the fourth Wednesday of the month. Equity grants for new or promoted executive officers are approved at regularly

Matson, Inc. | 2026 Proxy Statement

scheduled Compensation Committee meetings, which meetings are typically scheduled approximately 8-12 months in advance of the meeting date. The CEO may approve equity awards for off-cycle grants to all other employees up to an annual aggregate grant value of $600,000. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company. There are no outstanding stock options granted by the Company. The Company has not granted stock options in many years and has no current plans to grant stock options in the future.

Policies Regarding Speculative Transactions, Hedging and Pledging: The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments involving Matson stock, or (ii) hedging or monetization transactions involving Matson stock. The Company has also adopted a formal policy prohibiting Matson’s directors and executive officers from holding Matson stock or securities in a margin account or otherwise pledging Matson stock or securities as collateral for a loan.

Policy Regarding Recoupment of Certain Compensation: The Company has adopted a formal “clawback” policy for senior management, including all NEOs, consistent with the Rule 10D-1 of the Securities Exchange Act of 1934. Pursuant to such policy, the Company will seek to recoup certain incentive compensation, including cash bonuses and equity awards based upon the achievement of financial performance metrics, from executives if all three of the following are true: (1) the Company restates prior period financial results, including restatements that do not affect previously issued financial statements, but require correction in the current period financial statements because failure to correct would be material in the current period; (2) incentive compensation actually paid to executives is greater than the amount that would be payable under the restated results; and (3) the excess compensation was received during any of the three fiscal years immediately preceding the date that the Company was required to restate.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and, based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.

The foregoing report is submitted by Mr. Fukunaga (Chair), Ms. Ching and Mr. Tilden.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is, or was during or prior to fiscal 2025, an officer or employee of the Company or any of its subsidiaries. During fiscal 2025, none of the Company’s executive officers served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director or member of the Compensation Committee of the Company. For more information regarding transactions involving certain members of the Compensation Committee, please see transactions described under “Certain Relationships and Transactions” in this Proxy Statement.

Matson, Inc. | 2026 Proxy Statement

Summary Compensation Table

The following table summarizes the compensation paid by Matson to the NEOs in 2025, 2024 and 2023:

2025 SUMMARY COMPENSATION TABLE

								Change in
								Pension Value
								and
								Nonqualified
							Non-Equity	Deferred
				Stock		Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Awards		Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($)(1)		($)(2)	($)(3)	($)(4)	($)(5)	($)
(a)	(b)	(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Matthew J. Cox	2025	963,696	—	4,016,507	(6)	—	1,231,344	205,577	73,162	6,490,287
Chairman and Chief	2024	929,970	—	3,299,485		—	1,746,799	52,827	117,853	6,146,934
Executive Officer	2023	904,234	—	3,237,822		—	1,716,915	196,171	110,673	6,165,815

Joel M. Wine	2025	625,065	—	963,973	(6)	—	522,247	146,793	38,701	2,296,779
Executive Vice President	2024	603,190	—	989,906		—	801,102	189,397	42,108	2,625,703
and Chief Financial Officer	2023	586,497	—	971,343		—	787,226	113,512	53,735	2,512,313

Peter T. Heilmann	2025	536,248	—	857,000	(6)	—	464,789	87,573	34,747	1,980,357
Executive Vice President,	2024	481,538	—	770,092		—	647,204	138,862	35,461	2,073,157
Chief Administrative Officer and General Counsel	2023	468,212	—	755,480		—	625,999	87,135	36,335	1,973,161

John P. Lauer	2025	501,660	—	749,949	(6)	—	426,266	79,797	33,564	1,791,236
Executive Vice President and	2024	484,103	—	770,092		—	641,657	57,886	48,440	2,002,178
Chief Commercial Officer	2023	470,706	—	755,480		—	630,619	77,361	37,947	1,972,113

Vicente S. Angoco, Jr.	2025	435,479	—	637,183	(6)	—	234,180	139,299	109,284	1,555,425
Executive Vice President
(1)	Represents the grant date fair value of time-based RSUs and the grant date fair value of Performance Shares (assuming the target level of performance is attained) for the fiscal year identified in column (b).
(2)	No stock option grants were made in 2025, 2024 or 2023.
(3)	Represents the NEO’s actual award under the CIP for the fiscal year identified in column (b) payable in cash in February of the following year.
(4)	All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit and actuarial pension plans.
(5)	Represents the following: dividends paid on unvested time based RSUs ($42,190 for Mr. Cox, $11,515 for Mr. Wine, $9,464 for Mr. Heilmann, $8,957 for Mr. Lauer, and $6,569 for Mr. Angoco); profit-sharing contributions ($19,274 for Mr. Cox, $12,501 for Mr. Wine, $10,725 for Mr. Heilmann, $10,033 for Mr. Lauer, and $8,710 for Mr. Angoco); 401(k) match ($10,500 each for Messrs. Cox, Wine, Heilmann, Lauer, and Angoco); and housing allowance of $39,462, relocation expenses of $8,372, car allowance of $1,279 and related tax benefits of $30,508 for Mr. Angoco in connection with his assignment to Anchorage, Alaska and relocation to Matson’s corporate office in Walnut Creek, California, at the Company’s request.
(6)	Includes the grant date fair value of ROIC Performance Shares at target of $1,406,220 for Mr. Cox, $337,548 for Mr. Wine, $300,012 for Mr. Heilmann, $262,614 for Mr. Lauer, and $225,082 for Mr. Angoco. The grant date fair value of these Performance Share awards at maximum are $3,515,550 for Mr. Cox, $843,870 for Mr. Wine, $750,030 for Mr. Heilmann, $656,535 for Mr. Lauer, and $562,705 for Mr. Angoco.

Matson, Inc. | 2026 Proxy Statement

Grants of Plan-Based Awards

The following table contains information concerning the equity and non-equity grants under Matson’s incentive plans during 2025 for the NEOs:

2025 GRANTS OF PLAN-BASED AWARDS

								All Other	Grant
								Stock	Date Fair
								Awards:	Value of
		Estimated Possible Payouts			Estimated Future Payouts			Number of	Stock
		Under Non-Equity Incentive			Under Equity Incentive			Shares of	And
		Plan Awards(1)			Plan Awards(2)			Stock or	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)(4)	($)(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Matthew J. Cox	—	583,990	1,167,980	2,335,961	—	—	—	—	—
	1/22/2025	—	—	—	2,548	10,190	25,475	—	1,406,220	(6)
	1/22/2025	—	—	—	849	3,397	8,493	—	735,281	(7)
	1/22/2025	—	—	—	—	—	—	13,587	1,875,006

Joel M. Wine	—	236,739	473,479	946,958	—	—	—	—	—
	1/22/2025	—	—	—	612	2,446	6,115	—	337,548	(6)
	1/22/2025	—	—	—	204	815	2,038	—	176,407	(7)
	1/22/2025	—	—	—	—	—	—	3,261	450,018

Peter T. Heilmann	—	203,766	407,531	815,063	—	—	—	—	—
	1/22/2025	—	—	—	544	2,174	5,435	—	300,012	(6)
	1/22/2025	—	—	—	181	725	1,813	—	156,926	(7)
	1/22/2025	—	—	—	—	—	—	2,899	400,062

John P. Lauer	—	190,001	380,001	760,002	—	—	—	—	—
	1/22/2025	—	—	—	476	1,903	4,758	—	262,614	(6)
	1/22/2025	—	—	—	159	634	1,585	—	137,229	(7)
	1/22/2025	—	—	—	—	—	—	2,537	350,106

Vicente S. Angoco, Jr.	—	166,250	332,500	665,000	—	—	—	—	—
	1/22/2025	—	—	—	340	1,359	3,398	—	187,542	(6)
	1/22/2025	—	—	—	113	453	1,133	—	98,052	(7)
	1/22/2025	—	—	—	—	—	—	1,812	250,056
	8/28/2025	—	—	—	89	356	890	—	37,540	(6)
	8/28/2025	—	—	—	30	119	298	—	13,904	(7)
	8/28/2025	—	—	—	—	—	—	475	50,089

(1)	Amounts reflected in this section relate to estimated payouts under the CIP. The value of the actual payouts is included in the Non-Equity Incentive Compensation column of the Summary Compensation Table.
(2)	Amounts in this section reflect Performance Share grants made in 2025 with award achievement determined at the end of the 3-year performance period as of December 31, 2027. Actual number of Performance Shares earned will be determined based on the Company’s 3-year annual average ROIC and 3-year TSR measured relative to the companies comprising the S&P Transportation Select Industry Index and S&P MidCap 400 Index.
(3)	Amounts in this section reflect time-based RSU grants.
(4)	No stock option grants were made in 2025.
(5)	Based upon the closing price of Matson common stock on the date of grant for time-based RSUs and ROIC Performance Shares, which was $138.00 on January 22, 2025 ($105.45 on August 28, 2025), and grant date fair value for TSR Performance Shares (calculated using a performance-based equity valuation model), which was $216.45 on January 22, 2025 ($116.84 on August 28, 2025).
(6)	Amounts related to ROIC Performance Shares.
(7)	Amounts related to TSR Performance Shares.

The CIP is based on corporate and individual goals. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement entitled “Components of Executive Compensation – Annual Cash Incentives”.

Matson, Inc. | 2026 Proxy Statement

In 2025, the Company issued time-based RSUs under the Amended and Restated Matson, Inc. 2016 Incentive Compensation Plan (the “2016 Plan”) and its successor plan, Matson, Inc. 2025 Incentive Compensation Plan, (the “2025 Plan”) that vest in equal increments over three years. Time-based RSUs that are unvested will automatically vest upon death or permanent disability. Time-based RSUs will partially vest on a prorated basis upon normal retirement at age 65 or older or approved early retirement at age 55 (with at least five years of service). Upon the effective date of any change in control, any unvested time-based RSUs automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company. Under the 2016 Plan and the 2025 Plan, grantees receive dividend equivalents on RSUs outstanding as of the dividend record date, at the same rate as is payable on the Company’s common stock.

If a participant terminates due to death, permanent disability, normal retirement or approved early retirement, his or her award will be prorated on the basis of the number of full or partial months employed during the performance period and the actual amount earned at the end of the performance period. If there is a change in control of the Company, the performance vesting requirements applicable to the Performance Shares will terminate and the number of Performance Shares that may become issuable to each participant will become fixed based on the formula described below under the heading “Other Potential Post-Employment Payments” and any unvested Performance Shares will automatically vest if the participant is involuntarily terminated or awards are not assumed or replaced by the successor company.

Outstanding Equity Awards at Fiscal Year End

The following table contains information concerning the outstanding equity awards owned by the NEOs as of December 31, 2025:

2025 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity
Incentive
									Equity		Plan
									Incentive		Awards:
			Equity						Plan		Market or
			Incentive						Awards:		Payout
			Plan			Number		Market	Number of		Value of
		Number of	Awards:			of Shares		Value of	Unearned		Unearned
	Number of	Securities	Number of			or Units		Shares or	Shares,		Shares,
	Securities	Underlying	Securities			of Stock		Units of	Units or		Units or
	Underlying	Unexercised	Underlying			that		Stock that	Other		Other
	Unexercised	Options	Unexercised	Option	Option	Have Not		Have Not	Rights that		Rights that
	Options Exercisable	Unexercisable	Unearned	Exercise	Expiration	Vested		Vested	Have Not		Have Not
Name	(#)	(#)	Options (#)	Price	Date	(#)		($)(1)	Vested (#)(2)		Vested ($)(1)
(a)	(b)	(c)	(d)	(e)($)	(f)	(g)		(h)	(i)		(j)
Matthew J. Cox	N/A	N/A	N/A	N/A	N/A	30,136	(3)	3,723,303	86,078	(4)	10,634,937

Joel M. Wine	N/A	N/A	N/A	N/A	N/A	8,225	(5)	1,016,199	25,008	(6)	3,089,738

Peter T. Heilmann	N/A	N/A	N/A	N/A	N/A	6,760	(7)	835,198	19,814	(8)	2,448,020

John P. Lauer	N/A	N/A	N/A	N/A	N/A	6,398	(9)	790,473	19,452	(10)	2,403,295

Vicente S. Angoco, Jr.	N/A	N/A	N/A	N/A	N/A	5,045	(11)	623,310	14,371	(12)	1,775,537
(1)	Market value of stock not vested based on December 31, 2025 closing stock price of $123.55.
(2)	Represents 2024-2026 and 2025-2027 Performance Shares at target performance, and actual settlement of the 2023-2025 Performance Shares granted in January 2023 at 250% of target.
(3)	Vesting date of time-based RSUs – 4,529 shares on 1/22/2026, 1/22/2027 and 1/22/2028; 4,303 shares on 1/24/2026; 4,302 shares on 1/24/2027; 7,944 shares each on 1/25/2026.
(4)	2023-2025 Performance Shares settled with vesting date – 44,687 ROIC shares and 14,895 TSR shares on 1/25/2026. Target 2024-2026 and 2025-2027 Performance Shares contingent on meeting performance thresholds with vesting date – 9,682 ROIC shares and 3,227 TSR shares on 1/24/2027; 10,190 ROIC shares and 3,397 TSR shares on 1/22/2028.

Matson, Inc. | 2026 Proxy Statement

(5)	Vesting date of time-based RSUs – 2,383 shares on 1/25/2026; 1,291 shares on 1/24/2026, and 1,290 shares on 1/24/2027; 1,087 shares each on 1/22/2026, 1/22/2027, and 1/22/2028.
(6)	2023-2025 Performance Shares settled with vesting date – 13,407 ROIC shares and 4,467 TSR shares on 1/25/2026. Target 2024-2026 and 2025-2027 Performance Shares contingent on meeting performance thresholds with vesting date – 2,905 ROIC shares and 968 TSR shares on 1/24/2027; 2,446 ROIC shares and 815 TSR shares on 1/22/2028.
(7)	Vesting date of time-based RSUs – 1,853 shares on 1/25/2026; 1,004 shares each on 1/24/2026 and 1/24/2027; 966 shares each on 1/22/2026 and 1/22/2027, and 967 shares on 1/22/2028.
(8)	2023-2025 Performance Shares settled with vesting date – 10,427 ROIC shares and 3,475 TSR shares on 1/25/2026. Target 2024-2026 and 2025-2027 Performance Shares contingent on meeting performance thresholds with vesting date – 2,260 ROIC shares and 753 TSR shares on 1/24/2027; 2,174 ROIC shares and 725 TSR shares on 1/22/2028.
(9)	Vesting date of time-based RSUs – 1,853 shares on 1/25/2026; 1,004 shares each on 1/24/2026 and 1/24/2027; 845 shares on 1/22/2026, and 846 shares each on 1/22/2027 and 1/22/2028.
(10)	2023-2025 Performance Shares settled with vesting date – 10,427 ROIC shares and 3,475 TSR shares on 1/25/2026. Target 2024-2026 and 2025-2027 Performance Shares contingent on meeting performance thresholds with vesting date – 2,260 ROIC shares and 753 TSR shares on 1/24/2027; 1,903 ROIC shares and 634 TSR shares on 1/22/2028.
(11)	Vesting date of time-based RSUs – 1,324 shares on 1/25/2026; 717 shares each on 1/24/2026 and 1/24/2027; 604 shares each on 1/22/2026, 1/22/2027 and 1/22/2028; 159 shares on 8/28/2026 and 158 shares each on 8/28/2027 and 8/28/2028.
(12)	2023-2025 Performance Shares settled with vesting date – 7,450 ROIC shares and 2,482 TSR shares on 1/25/2026. Target 2024-2026 and 2025-2027 Performance Shares contingent on meeting performance thresholds with vesting date – 1,614 ROIC shares and 538 TSR shares on 1/24/2027; 1,359 ROIC shares and 453 TSR shares on 1/22/2028; 356 ROIC shares and 119 TSR shares on 8/28/2028.

Option Exercises and Stock Vested

The following table contains information concerning option exercises and stock award activity during 2025 for the NEOs:

OPTION EXERCISES AND STOCK VESTED FOR 2025

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise (#)	on Exercise ($)	Vesting (#)	on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	—	—	57,121	7,786,735
Joel M. Wine	—	—	17,139	2,336,388
Peter T. Heilmann	—	—	13,331	1,817,282
John P. Lauer	—	—	16,323	2,225,151
Vicente S. Angoco, Jr.	—	—	9,522	1,298,039

The pre-tax value realized in column (e) was calculated based on the market value of Matson common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.

Matson, Inc. | 2026 Proxy Statement

Pension Benefits

The following table contains information concerning pension benefits for the NEOs as of December 31, 2025:

PENSION BENEFITS FOR 2025

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Matthew J. Cox	Qualified Retirement Plan – Traditional portion	10.6	533,800	—
	Qualified Retirement Plan – Cash Balance portion	14.0	242,947	—
	Excess Benefits Plan – Pension portion	24.6	2,143,039	—

Joel M. Wine	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	14.0	251,742	—
	Excess Benefits Plan – Pension portion	14.0	613,119	—

Peter T. Heilmann	Qualified Retirement Plan – Traditional portion	—	—	—
	Qualified Retirement Plan – Cash Balance portion	13.7	231,545	—
	Excess Benefits Plan – Pension portion	13.7	382,502	—

John P. Lauer	Qualified Retirement Plan – Traditional portion	4.7	223,573	—
	Qualified Retirement Plan – Cash Balance portion	14.0	241,116	—
	Excess Benefits Plan – Pension portion	18.7	344,012	—

Vicente S. Angoco, Jr.	Qualified Retirement Plan – Traditional portion	17.8	790,907	—
	Qualified Retirement Plan – Cash Balance portion	14.0	236,821	—
	Excess Benefits Plan – Pension portion	31.8	367,672	—

Actuarial assumptions used to determine the present values of the pension benefits include discount rates for qualified and non-qualified retirement plans of 5.30% and 5.00%, respectively. The assumed retirement age is 65 for Messrs. Wine and Heilmann, and age 62 with five years of service (or current age, if greater) for other NEOs. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a single life annuity basis (however, the cash balance portion may be paid in a lump sum at the election of the executive). The cash balance accounts are projected to the assumed retirement age using an interest credit rate of 4.15% for 2026 and gradually increasing to 5.70% for 2036, then decreasing to 5.01% in year 2047 and thereafter. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.30% for 2026 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the IRS continues to define such mortality in the same manner as for the coming year.

The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a single life annuity basis plus the cash balance account. The present values were determined based on interest rates (with 22% marginal tax rate adjustment) used in Matson’s financial disclosures, i.e., 4.78% for 2026 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts assume no future pay credits.

Retirement Plan for Employees of Matson. The Retirement Plan for Employees of Matson (the “Qualified Retirement Plan”) provides pension benefits to the Company’s employees including the NEOs. Effective December 31, 2011, the Company froze the benefits that had accumulated under the traditional defined benefit formula under the Qualified Retirement Plan for those salaried non-bargaining unit

Matson, Inc. | 2026 Proxy Statement

employees who joined the Company before January 1, 2008 and transitioned them to the same cash balance formula applicable to employees who joined the Company on or after January 1, 2008.

The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with the Company or attainment of age 65. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.

Effective January 1, 2012, a cash balance formula provides a retirement benefit equal to 5% of an employee’s eligible cash compensation, for each year worked while covered by the cash balance formula, plus interest. The vesting period was reduced from five years to three years for an employee with a cash balance benefit. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of his Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity.

Matson Excess Benefits Plan. The Excess Benefits Plan was adopted to help the Company meet its objectives for retirement plans, including assisting employees with retirement income planning, increasing the attractiveness of employment with the Company and attracting mid-career executives. The Excess Benefits Plan works together with the Qualified Retirement Plan and 401(k) Plan to provide Company pension benefits and profit sharing contributions in amounts equal to what otherwise would have been provided using the Qualified Retirement Plan’s and 401(k) Plan’s formulas except for the compensation, contribution, and benefits limits imposed by tax law. Effective December 31, 2011, the Company also froze pension benefits that had accumulated under the traditional defined benefit formula under the Excess Benefits Plan and implemented the cash balance formula for eligible employees of the Excess Benefits Plan effective January 1, 2012. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to the annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the 401(k) Plan, amounts are credited to executives’ accounts, to be payable after the executive’s separation from service.

Matson, Inc. | 2026 Proxy Statement

Non-Qualified Deferred Compensation

The following table contains information concerning non-qualified deferred compensation for the NEOs in 2025.

2025 NON-QUALIFIED DEFERRED COMPENSATION

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
Name	in Last FY ($)	in Last FY ($)(1)	Last FY ($)	Distributions ($)	Last FYE ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)
Matthew J. Cox	—	12,274	9,813	—	228,667
Joel M. Wine	—	5,501	3,883	—	91,121
Peter T. Heilmann	—	3,725	1,786	—	43,111
John P. Lauer	—	3,033	1,462	—	35,271
Vicente S. Angoco, Jr.	—	1,710	923	—	22,081
(1)	Amounts reflected in this section relate to excess profit sharing retirement contributions made by the Company under the Matson Excess Benefits Plan.
(2)	Represents the aggregate balance as of December 31, 2025.

Other Potential Post-Employment Payments

Change in Control Agreements. Matson does not have employment agreements with any of its NEOs. In order to establish agreed-upon terms with its senior executives in connection with a possible future occurrence of a change in control of the Company, Matson has entered into Change in Control Agreements with all of the NEOs which are intended to encourage their continued employment with Matson by providing them with greater security in the event of termination of their employment following a change in control of Matson. The Company has adopted a participation policy that extends these agreements only to senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has a term running through December 31, 2024 and is automatically extended for a successive one-year period every January 1, unless terminated by Matson on or before December 1 of the preceding year. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by Matson without “cause” or by the executive for “good reason”, in each case as defined in the agreement, following a “Change in Control Event” of Matson, as defined to comply with Internal Revenue Code Section 409A, as follows. Upon termination of employment under these circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent incentive awards for uncompleted performance periods, (iii) lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the spread between the exercise price of outstanding options held by the executive and the fair market value at the time of termination. In addition, Matson will maintain all (or provide similar) employee health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination. Matson will also reimburse executives for individual outplacement counseling services. These are “double trigger” agreements where no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs. In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater

Matson, Inc. | 2026 Proxy Statement

after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.

Executive Severance Plan. The Company also maintains the Severance Plan that covers the NEOs. The purpose of the Severance Plan is to retain key employees and to encourage such employees to use their best business judgment in managing the Company’s affairs. The Severance Plan continues from year to year, subject to a periodic review by the Compensation Committee. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause” (as defined in the Severance Plan) or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment, the executive will be entitled to receive an amount equal to six months’ base salary, payable in equal installments over a period of one year, continued payment by the Company of life and AD&D insurance premiums for a period of 12 months, and payment of COBRA premiums for continued group health plan coverage for a maximum period of 12 months. If the executive executes a release agreement prepared by the Company, the executive shall receive additional benefits, including an additional six months of base salary, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the CIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.

Voluntary Resignation. If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the CIP (other than in the case of voluntary resignation in connection with retirement for benefits under the CIP only). The executive may be entitled to receive retirement and retiree health and medical benefits to the extent those benefits have been earned or vested under the provisions of the plans. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the deferred compensation plan and the 401(k) Plan.

Treatment of Equity. Upon a change in control, the performance vesting requirements for Performance Shares will terminate and the number of Performance Shares that may be issuable to each participant becomes fixed based on a formula determined by multiplying the target number of shares by either 50% (if the change in control is consummated during the first 18 months of the performance period) or 100% (if the change in control is consummated after the first 18 months of the performance period but prior to the completion of the performance period) (the “Change in Control Shares”).

If the Performance Share awards are assumed or continued by the successor entity (or are replaced with a cash incentive program of comparable value), the awards will continue to vest based on the service vesting requirements through the end of the performance period, on the basis of the number of Change in Control Shares. If the participant’s employment terminates prior to the end of the performance period by reason of the participant’s early retirement, normal retirement, death, or permanent disability, then, upon a change in control or, if later, separation from service, the participant will vest in a pro-rated portion of the Change in Control Shares based on the number of months of service completed by the participant during the performance period. Additionally, if the awards are assumed or continued by the successor entity, and a participant has an involuntary termination without cause or resigns for good reason, in either case within 24 months following the change in control, the participant will become vested in the Change in Control Shares.

If the Performance Share awards are not assumed by the successor entity, and the participant continues in service through the effective date of the change in control, the participant will vest in the Change in Control Shares upon the closing of the change in control. However, if a participant ceases service prior to a change in control by reason of early retirement, normal retirement, death, or permanent disability then, upon a change in control, the participant will vest in a pro-rated portion of the Change in

Matson, Inc. | 2026 Proxy Statement

Control Shares based on the number of months of service completed by the participant during the performance period.

Upon a change in control, there is no accelerated vesting for time-based RSUs if these awards are either assumed by the successor entity or replaced with a cash incentive program of comparable value.

Other benefits, as described in the section of this Proxy Statement entitled “Pension Benefits”, may include accrued, vested benefits under the Matson Qualified Retirement Plan and the Excess Benefits Plan.

The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstance resulting in payment occurred on December 31, 2025:

EXECUTIVE TERMINATION SCENARIOS

Matthew J. Cox

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	5,450,575	2,141,297	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	2,143,039	2,143,039	2,143,039	2,143,039	2,143,039	—
Present Value of Annuity(5)	776,747	776,747	776,747	776,747	504,182	—
Health and Welfare Benefits	105,347	52,673	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	12,707,550	—	—	13,146,516	14,126,171	14,126,171

Total (lump sum)	20,416,511	4,347,010	2,143,039	15,289,555	16,269,210	14,126,171
Total (annuity)	776,747	776,747	776,747	776,747	504,182	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	21,193,258	5,123,757	2,919,786	16,066,302	16,773,392	14,126,171

Joel M. Wine

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	2,683,046	1,104,784	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	609,702	604,766	604,766	Not yet eligible	604,766	—
Present Value of Annuity(5)	251,742	251,742	251,742	Not yet eligible	240,758	—
Health and Welfare Benefits	135,850	67,925	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	3,677,960	—	—	Not yet eligible	2,596,229	2,596,229

Total (lump sum)	7,116,558	1,787,475	604,766	—	3,200,995	2,596,229
Total (annuity)	251,742	251,742	251,742	Not yet eligible	240,758	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	7,368,300	2,039,217	856,508	—	3,441,753	2,596,229

Matson, Inc. | 2026 Proxy Statement

Peter T. Heilmann

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	2,309,344	950,906	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	382,502	382,502	382,502	382,502	382,502	—
Present Value of Annuity(5)	232,650	232,650	232,650	232,650	230,536	—
Health and Welfare Benefits	136,307	68,154	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	2,920,413	—	—	3,036,380	3,250,262	3,250,262

Total (lump sum)	5,758,566	1,411,562	382,502	3,418,882	3,632,764	3,250,262
Total (annuity)	232,650	232,650	232,650	232,650	230,536	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	5,991,216	1,644,212	615,152	3,651,532	3,863,300	3,250,262

John P. Lauer

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	2,153,339	886,669	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	344,012	344,012	344,012	344,012	344,012	—
Present Value of Annuity(5)	464,689	464,689	464,689	464,689	347,280	—
Health and Welfare Benefits	64,824	32,412	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	2,860,780	—	—	2,994,728	3,188,952	3,188,952

Total (lump sum)	5,432,955	1,273,093	344,012	3,338,740	3,532,964	3,188,952
Total (annuity)	464,689	464,689	464,689	464,689	347,280	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	5,897,644	1,737,782	808,701	3,803,429	3,880,244	3,188,952

Vicente S. Angoco, Jr.

	Change in
	Control w/
	Involuntary	Termination	Voluntary	Retirement		Disability
	Termination ($)	w/o Cause ($)(1)	Resignation($)	($)(2)	Death ($)	($)(3)
Cash Severance	1,947,500	807,500	—	—	—	—
Retirement Benefits(4)
Lump Sum Benefits	367,672	367,672	367,672	367,672	367,672	—
Present Value of Annuity(5)	1,091,121	1,091,121	1,091,121	1,091,121	720,621	—
Health and Welfare Benefits	77,875	38,938	—	—	—	—
Outplacement Counseling	10,000	10,000	—	—	—	—
Long-Term Incentives(6)	2,121,909	—	—	2,173,101	2,358,503	2,358,503

Total (lump sum)	4,524,957	1,224,110	367,672	2,540,773	2,726,175	2,358,503
Total (annuity)	1,091,121	1,091,121	1,091,121	1,091,121	720,621	—

Forfeiture to Avoid Excise Tax	—	—	—	—	—	—
Total Value Vesting at or After Termination	5,616,078	2,315,231	1,458,793	3,631,894	3,446,796	2,358,503
(1)	Assumes execution of an acceptable release agreement as provided by the Severance Plan.
(2)	Normal retirement is at age 65. An employee with five years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under Qualified Retirement Plan. Employees may elect early retirement after attaining 55 years of age and completing five years of service. Mr. Lauer is eligible for normal retirement as of year end. Messrs. Angoco, Cox and Heilmann are eligible for early retirement.

Matson, Inc. | 2026 Proxy Statement

(3)	If an NEO is disabled, they will continue to accrue credited vesting service as long as they are continuously receiving disability benefits under Matson’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which they are no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on their years of credited benefit service and their compensation prior to becoming disabled.
(4)	Includes benefits under the Qualified Retirement Plan and the Excess Benefits Plan.
(5)	Represents the present value of amount paid as an annuity.
(6)	Includes the value of accelerated vesting of restricted stock units based on the closing share price on December 31, 2025.

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above include discount rates for qualified and non-qualified retirement plans of 5.30% and 5.00%, respectively. The assumed retirement age is the current age if eligible for early retirement (at least age 55 with 5 years of service); otherwise it is the normal retirement age 65. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, the cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using the following interest rates per year with no future pay credits: 4.15% for 2026 and gradually increasing to 5.70% for 2036, then decreasing to 5.01% in year 2047 and thereafter. The projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in Matson’s financial disclosures, i.e., 5.30% for 2026 and thereafter, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. Section 417(e) mortality is projected assuming the Internal Revenue Service continues to define mortality in the same manner as for the coming year.

The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. These present values were based on interest rates and mortality used in Matson’s financial disclosures, i.e., 4.78% for 2026 and thereafter (with 22% marginal tax rate adjustment), and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.

Statements in this section that are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, the following information describes the relationship between executive compensation actually paid (“CAP”) and the performance of the Company based on certain financial metrics. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation for its NEOs with the Company’s performance, please see “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement.

Matson, Inc. | 2026 Proxy Statement

PAY VERSUS PERFORMANCE TABLE

					Value of Initial Fixed $100
			Average Summary
	Summary		Compensation	Average		Peer Group
	Compensation	Compensation	Table Total for	Compensation	Total	Total
Fiscal	Table Total For	Actually Paid	Non-PEO NEOs	Actually Paid Non-	Shareholder	Shareholder	Net Income	EBITDA(6)
Year	PEO ($)(1)	to PEO ($)(2)	($)(3)	PEO NEOs ($)(4)	Return (TSR)	Return(5)	($ in millions)	($ in millions)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2021	5,957,058	18,441,621	2,131,642	5,339,084	160	134	927.4	1,350.3
2022	6,027,870	838,314	2,076,267	719,551	113	97	1,063.9	1,526.2
2023	6,165,815	18,796,575	2,080,781	5,304,691	201	122	297.1	516.7
2024	6,146,934	12,582,624	2,147,773	3,712,399	250	128	476.4	738.9
2025	6,490,287	5,323,480	1,905,949	1,605,142	232	136	444.8	704.7
(1)	The dollar amounts reported are the amounts of total compensation reported in the Summary Compensation Table (“SCT”) for our CEO (“Principal Executive Officer” or “PEO”).
(2)

The dollar amounts reported represent the amount of CAP for the PEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to an executive during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to total compensation to determine the CAP:

		Less SCT	Less SCT	Plus CAP	Plus CAP
	SCT	Stock	Pension	Equity	Pension	Compensation
	Total	Awards	Value	Adjustment	Adjustment	Actually Paid
Year	($)	($)(a)	($)(b)	($)(c)	($)(d)	($)
2021	5,957,058	3,184,092	112,142	15,679,416	101,381	18,441,621
2022	6,027,870	3,341,181	—	(1,978,185)	129,810	838,314
2023	6,165,815	3,237,822	196,171	15,988,677	76,076	18,796,575
2024	6,146,934	3,299,485	52,827	9,670,679	117,323	12,582,624
2025	6,490,287	4,016,507	205,577	2,933,348	121,929	5,323,480
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii)  for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year-End	Year Over Year Change in	Change
	Fair Value of	Fair Value of Outstanding	in Fair Value of Equity
	Equity Awards	and Unvested	Awards Granted in	Total Equity
	Granted	Equity Awards	Prior Years that Vested	Award
	During the Year	Granted in Prior Years	in the Year(e)	Adjustments
Year	($)	($)	($)	($)
2021	6,804,516	7,725,233	1,149,667	15,679,416
2022	1,981,115	(4,447,058)	487,758	(1,978,185)
2023	8,918,914	7,009,449	60,314	15,988,677
2024	5,789,183	3,493,546	387,950	9,670,679
2025	3,896,745	(1,096,914)	133,517	2,933,348

(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(e)	Represents change in fair value from prior year end to vesting date.
(3)

The dollar amounts reported represent the average of the amounts reported for the Company’s NEOs as a group (excluding our CEO) in the “Total” column of the SCT in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Joel M. Wine, Peter T. Heilmann, John P. Lauer, and Vicente S. Angoco, Jr.; (ii) for 2022, 2023 and 2024, Joel M. Wine, Peter T. Heilmann, John P. Lauer, and Rusty K. Rolfe; and (iii) for 2021, Joel M. Wine, Ronald J. Forest, Peter T. Heilmann, and John P. Lauer.

Matson, Inc. | 2026 Proxy Statement

(4)

The dollar amounts reported represent the average amount of CAP for the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. CAP includes year-over-year changes in the value of unvested equity awards, and therefore may not reflect the value ultimately realized upon vesting of the awards. In accordance with SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the CAP:

		Less SCT	Less SCT	Plus CAP	Plus CAP
	SCT	Stock	Pension	Equity	Pension	Compensation
	Total	Awards	Value	Adjustment	Adjustment	Actually Paid
Year	($)	($)(a)	($)(b)	($)(c)	($)(d)	($)
2021	2,131,642	878,384	28,243	4,075,589	38,480	5,339,084
2022	2,076,267	891,106	—	(512,818)	47,208	719,551
2023	2,080,781	809,446	86,829	4,087,803	32,383	5,304,691
2024	2,147,773	825,046	103,743	2,443,887	49,528	3,712,399
2025	1,905,949	802,026	113,366	560,789	53,796	1,605,142
(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b)	Represents change in actuarial present value of defined benefit retirement plans for the covered fiscal year.
(c)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; and (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year-End	Year Over Year Change in	Change in
	Fair Value of	Fair Value of Outstanding	Fair Value of Equity
	Equity Awards	and Unvested	Awards Granted in	Total Equity
	Granted	Equity Awards	Prior Years that Vested	Award
	During the Year	Granted in Prior Years	in the Year(e)	Adjustments
Year	($)	($)	($)	($)
2021	1,877,186	1,937,980	260,423	4,075,589
2022	528,368	(1,140,610)	99,424	(512,818)
2023	2,229,738	1,842,615	15,450	4,087,803
2024	1,447,645	896,160	100,082	2,443,887
2025	787,329	(257,294)	30,754	560,789

(d)	Represents defined benefit retirement plan service cost attributed to services rendered during the covered fiscal year.
(e)	Represents change in fair value from prior year end to vesting date.
(5)	S&P Transportation Select Industry Index
(6)	See Exhibit A for a reconciliation of net income to EBITDA.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy and utilizes several performance measures to align executive compensation with Company performance. The Company’s performance incentive structure has an annual component and a multi-year component. The Company generally seeks to incentivize long-term performance, and therefore the Company’s performance incentive measures do not necessarily align with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationship between information presented in the Pay versus Performance table.

Matson, Inc. | 2026 Proxy Statement

Compensation Actually Paid and TSR

As detailed under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, equity awards comprise a significant portion of SCT compensation for our executives (approximately 62% for the CEO and approximately 42% for other NEOs). The fair value of outstanding and unvested awards in 2025 increased due to continued share price appreciation.

The following chart compares CAP to the Company’s TSR. The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2020, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the five years ended December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024, and December 31, 2025. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

* Cumulative value of $100 invested in Matson common stock on December 31, 2020, including reinvestments of dividends

As described under “Executive Compensation – Compensation Discussion and Analysis – Components of Executive Compensation – Equity-Based Compensation” in this Proxy Statement, relative TSR is the metric for a portion of the Performance Shares granted to our executives. Changes in equity value attributed to share price applies to both Performance Shares and Restricted Stock Units whereas the relative TSR metric only applies to Performance Shares.

Matson, Inc. | 2026 Proxy Statement

Compensation Actually Paid and EBITDA

Earnings before interest, income taxes, depreciation and amortization (“EBITDA”) is Matson’s company-selected performance measure. As detailed under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, EBITDA is the corporate financial performance metric in the Company’s annual cash incentive plan. For 2021, 2022, 2023 and 2024, the Company achieved EBITDA results that resulted in maximum annual cash incentive plan payouts. For 2025, the Company’s EBITDA results were below target. Combined with individual performance of each NEO above target, this resulted in payouts for NEOs ranging from 70% to 114% of their respective targets for 2025. The following chart compares CAP to EBITDA.

Compensation Actually Paid and Net Income

Net income is not a specific performance metric in the Company’s compensation program, and therefore, has no direct relationship to the CAP of our named executive officers. As described under “Compensation Actually Paid and EBITDA” above, the Company uses EBITDA as an earnings metric under its annual cash incentive plan. The chart below illustrates CAP and net income.

Matson, Inc. | 2026 Proxy Statement

Cumulative TSR of the Company and Cumulative TSR of the Peer Group

The cumulative total return shown in the chart below assumes an initial investment of $100 on the last trading day of the year ended December 31, 2020, including reinvestment of dividends, at each fiscal year end and measures the performance of this investment as of the last trading day in the month of December for each of the five years ended December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025. The graph is a historical representation of past performance only and is not necessarily indicative of future performance.

Cumulative Five-Year Total Shareholder Return
Matson, Inc. and S&P Transportation Select Industry Index

$300
$250
$200
$150
$100
$50
$0
12/20
12/21
12/22
12/23
12/24
12/25
Matson, Inc.
S&P Transportation Select Industry

Tabular List of Important Metrics

As described under “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement, the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our short-term and long-term awards incentivize our NEOs to increase the value of our enterprise for our shareholders. The key performance measures used by the Company to link executive CAP, for the most recently completed fiscal year, to the Company’s performance are as follows:

●	EBITDA
●	Individual Performance Goals
●	Relative TSR
●	ROIC

Please refer to “Executive Compensation – Compensation Discussion and Analysis” in this Proxy Statement for more information.

Matson, Inc. | 2026 Proxy Statement

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Matson’s compensation philosophy is to align the Company’s objectives with shareholder interests through a compensation program that attracts, motivates and retains talented executives, and rewards outstanding performance. The CD&A section of this Proxy Statement, beginning on page 24, discusses Matson’s policies and procedures that implement this compensation philosophy. Highlights of Matson’s compensation program include the following:

●	Executive compensation is closely aligned with performance. In 2025, 83% of the CEO’s and approximately 68% of the other NEOs’ target total direct compensation was variable and performance-based. The ratio of variable compensation is consistent with market practices.
●	The cash incentive compensation paid to the NEOs in 2025 illustrates the Company’s commitment to pay-for-performance. Below target performance with respect to the Company’s EBITDA goals and above target performance of individual goals resulted in payouts for NEOs ranging from 70% to 114% of their respective targets.
●	Performance Share awards use ROIC and TSR measured over a three-year performance period to balance Matson’s annual incentive plan which uses EBITDA and individual operational goals.
●	Matson maintains (i) a no-fault clawback policy that applies to all senior management, (ii) policies prohibiting hedging and pledging of Company stock by executive officers, and (iii) stock ownership guidelines for executive officers.

Promote Good and Discourage Bad Pay Practices. In addition to actions described above, the Company continues to monitor its existing pay practices, as highlighted below, to ensure that it adopts best practices to the extent they are aligned to the business goals and strategy of the Company, as well as shareholder interests.

Promote Good Pay Practices	Discourage Bad Pay Practices
✓
Change in control agreements that include double triggers requiring both a change in control event and termination of employment before any severance payments can be made
✓
Pay packages for the CEO and NEOs that are in line with the Company’s peer group
✓
Different financial, operating and stock price performance metrics to determine incentive payments in annual and long-term incentive awards
✓
Vesting of 50% of annual equity award is tied to achievement of specified performance goals, including relative TSR
✓
Strong executive and director stock ownership guidelines
✓
Minimum vesting periods of three years on all equity awards to senior executives
✓
No-fault clawback policy that applies to all senior management

✘
No employment contracts with any executive officer
✘
No guaranteed bonus payments to executive officers
✘
No bonus payouts that are not tied to performance
✘
No single trigger vesting of equity in change of control
✘
No pension payouts that are not proportional to pension payouts to employees generally
✘
No excessive perquisites
✘
No excessive severance or change in control provisions
✘
No tax reimbursements or gross-ups
✘
No dividends or dividend equivalents paid on unvested Performance Shares
✘
No unreasonable internal pay disparity
✘
No re-pricing or replacing of underwater stock options, without prior shareholder approval

Matson, Inc. | 2026 Proxy Statement

Promote Good Pay Practices	Discourage Bad Pay Practices
✓ Policy prohibiting hedging and other speculative transactions involving Company stock by employees, officers and directors ✓ Policy prohibiting pledging of Company stock by officers and directors	✘ No above-market interest on deferred compensation plans

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2025 Summary Compensation Table and the other related tables and disclosure.”

Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning Matson’s executive compensation program. Under the Board’s policy of providing for annual say-on-pay votes, the next say-on-pay vote will occur at our 2027 Annual Meeting of Shareholders.

The Board of Directors recommends that shareholders vote “FOR” the approval of the resolution relating to executive compensation.

Matson, Inc. | 2026 Proxy Statement

AUDIT COMMITTEE REPORT

The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of Matson, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP (“Deloitte”), Matson’s independent registered public accounting firm, the results of the year-end audit of Matson, including the auditors’ report and audited consolidated financial statements. In this context, the Audit Committee has reviewed and discussed Matson’s audited consolidated financial statements with management, has discussed with Deloitte the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the consolidated financial statements.

The Audit Committee is responsible, with management, for setting the “tone at the top” and emphasizes the importance of an environment that supports integrity in the financial reporting process. Among other things, the Audit Committee will consider and discuss with management and the Company’s independent auditors significant risks that may directly or indirectly affect financial reporting, including regulatory and legal requirements, market/competitive trends, financing and liquidity needs, business continuity, the Company’s reputation, fraud control, and management overrides. The Audit Committee is also responsible for overseeing implementation of new accounting standards; overseeing and participating in the resolution of internal control issues, where identified; communicating with the Company’s independent auditor on matters related to the conduct of the audit and on critical audit matters expected to be described in the auditor’s report; and reviewing and understanding non-GAAP measures and related company policies and disclosure controls.

The Audit Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte to Matson is compatible with maintaining its independence from Matson in the conduct of its auditing function.

In compliance with applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chair of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to provide that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Matson’s audited consolidated financial statements be included in Matson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee also has appointed Deloitte as Matson’s independent registered public accounting firm.

The foregoing report is submitted by Ms. Lau (Chair), Mr. Fukunaga, Mr. Tilden and Ms. Wall.

Matson, Inc. | 2026 Proxy Statement

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the external auditor. The Audit Committee has appointed Deloitte as the independent registered public accounting firm of Matson for the ensuing year, and the Audit Committee recommends that shareholders vote in favor of ratifying such appointment.

Deloitte has served Matson since at least 1976. Each year, the Audit Committee reviews the qualifications, independence and performance of the Company’s independent auditors, and considers whether to retain Deloitte and whether such service continues to be in the best interests of Matson and our shareholders. When conducting its latest review of Deloitte, the Audit Committee actively engaged with Deloitte’s engagement partner and senior leadership when appropriate, solicited feedback from Matson’s senior and financial management, and considered, among other things:

●	The quality and scope of the audit;
●	The independence of the firm, including policies and processes for maintaining its independence;
●	The performance of the lead engagement partner and the quality of the engagement team;
●	The quality and candor of the firm’s communications with the Audit Committee and management;
●	The capability and expertise of the team;
●	The firm’s tenure as our independent auditor and its familiarity with our operations and business, accounting policies and practices, and internal control over financial reporting;
●	The appropriateness of the firm’s fees relative to both efficiency and audit quality;
●	External data relating to audit quality and performance, including PCAOB reports; and
●	Senior management’s assessment of the firm’s performance.

Based on this evaluation, the Audit Committee and the Board of Directors believe that Deloitte is independent and that it is in the best interests of Matson and our shareholders to retain Deloitte to serve as our independent auditors for 2026.

Although shareholder ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of good corporate governance. If shareholders do not ratify the appointment of Deloitte, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Even if ratified, the Audit Committee retains discretion to change the independent auditor if it deems doing so to be in the best interests of the Company and its shareholders.

The Audit Committee is responsible for the overall audit fee negotiations with Deloitte and receives regular updates from Deloitte as to amounts billed to Matson. For the years ended December 31, 2025 and December 31, 2024, professional services were performed by Deloitte (including consolidated affiliates) as follows:

Fiscal Year	Audit Fees(1) ($)	Audit-Related Fees ($)	Tax Fees(2) ($)	All Other Fees ($)
2025	2,725,000	0	465,000	0
2024	2,694,000	0	548,000	0
(1)	Includes aggregate fees billed or expected to be billed for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, including Sarbanes-Oxley Section 404 attestation-related work, for the reviews of the interim consolidated financial statements included in

Matson, Inc. | 2026 Proxy Statement

the Company’s Quarterly Reports on Form 10-Q, and for audit services provided in connection with other regulatory or statutory filings.
(2)	Includes aggregate fees billed for tax compliance services and other tax-related consultations.

The Audit Committee pre-approved all such services.

Representatives of Deloitte are expected to participate at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm for the year ending December 31, 2026.

OTHER BUSINESS

The Board of Directors of Matson knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxyholders named in the accompanying proxy will use their best judgment in voting upon them.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2027

Rule 14a-8 Shareholder Proposals

Proposals of shareholders submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy materials for Matson’s 2027 Annual Meeting of Shareholders must be received at the headquarters of Matson on or before the close of business (5:00 p.m. HST) on November 9, 2026 in order to be considered for inclusion in the proxy materials.

Advance Notice Proposals or Nominations

Matson’s Bylaws require that, with respect to Matson’s 2027 Annual Meeting of Shareholders, notice of shareholder proposals made outside of Rule 14a-8 under the Exchange Act and director nominations must be received by the Corporate Secretary, in accordance with the requirements of the Bylaws, not later than December 24, 2026 and not earlier than November 24, 2026. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than the close of business (5:00 p.m. HST) on the 10th day after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. In addition to satisfying the deadlines in the Company’s Bylaws, a shareholder who intends to solicit proxies in support of nominees submitted under the Company’s advance notice Bylaws for the 2027 Annual Meeting of Shareholders must provide the notice required under Rule 14a-19 under the Exchange Act (the SEC’s universal proxy rule) to the Corporate Secretary not later than the close of business (5:00 p.m. HST) on February 22, 2027.

To be in proper written form, a shareholder’s notice must include information about each proposal or nominee (as applicable) and the shareholder making the proposal or nomination (as applicable) in accordance with the requirements of the Bylaws. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The chairman of the meeting may refuse to acknowledge or introduce any shareholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Bylaws.

Matson, Inc. | 2026 Proxy Statement

Any such proposal (other than one submitted pursuant to Rule 14a-8) or nomination should be directed to the attention of Rachel C. Lee, Corporate Secretary, at 2121 North California Blvd., Suite 500, Walnut Creek, California 94596. If a shareholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the proxyholders named in the accompanying proxy will be allowed to use their discretionary voting authority to vote on any such proposal or nomination in accordance with their best judgment if and when the matter is raised at the meeting. The Company’s business hours are from 9:00 a.m. to 5:00 p.m. HST.

A Note Regarding Forward-Looking Statements, Websites and Hyperlinks

This document contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “anticipate,” “believe,” “expect,” “focus,” “goal,” “hope,” “may,” “plan,” “target,” and “will,” or similar statements or variations of such terms and other similar expressions. The forward-looking statements in this document include, for example, references to 2026 or future years as well as statements regarding sustainability matters. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in such statements. Forward-looking statements are also aspirational and not guarantees or promises that goals or targets will be met. For example, these statements reflect our current business plans, and our ability to achieve our goals and targets may be impacted by changes in demand for our services or, in some cases, we may determine to adjust our goals and targets or establish new ones to reflect changes in our business. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, past practice or otherwise. Shareholders should consider the risks and uncertainties described in the Risk Factors section of our 2025 Annual Report on Form 10-K and any subsequent updates in our quarterly reports on Form 10-Q or other subsequent filings.

Websites provided throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement and is not incorporated herein by reference. Matson assumes no liability for the content contained on the referenced third-party websites.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who may attend the Annual Meeting?

All shareholders as of the record date, February 20, 2026, are invited to attend the Annual Meeting. On April 23, 2026, check-in for the meeting will begin at 8:00 a.m. HST.

What do I need to be admitted to the Annual Meeting?

For shareholders who plan to attend the Annual Meeting, you will be required to present your admission ticket and valid, government-issued photo identification. You must request an admission ticket for the Annual Meeting in advance. You may request an admission ticket by visiting www.proxyvote.com and following the instructions provided. You will need the 16-digit control number included on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. If you do not have a 16-digit control number, please follow the instructions from your broker, bank or nominee. If you do not request an admission ticket in advance, we will need to determine if you owned Matson common stock on the record date by:

Matson, Inc. | 2026 Proxy Statement

●	Asking to review evidence of your share ownership as of February 20, 2026, such as your brokerage statement. You must bring such evidence with you in order to be admitted to the meeting; or
●	Verifying your name and share ownership against our list of registered shareholders.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the registered owner of the shares granting you the required authority to attend the meeting and vote such shares.

Shareholders who plan to attend the Annual Meeting must also complete a Request for Visitor Entry form which is required for all visitors to the marine terminal for security purposes in accordance with Matson’s Facility Security Plan.

Who is entitled to vote at the Annual Meeting?

You are entitled to receive notice of, and to vote at, the Annual Meeting if you own shares of Matson common stock at the close of business on February 20, 2026, the record date for the Annual Meeting. At the close of business on the record date, there were 30,419,310 shares of Matson common stock issued and outstanding. Each share of common stock is entitled to one vote for each director nominee and each of the other proposals to be voted on at the Annual Meeting.

What matters will be voted on at the Annual Meeting and what are the Board’s voting recommendations?

There are three proposals scheduled to be considered and voted on at the Annual Meeting:

●	Election of seven director nominees;
●	Advisory vote to approve executive compensation; and
●	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The Board recommends that you vote “FOR” each of the director nominees and “FOR” the other proposals.

How do I vote by proxy before the Annual Meeting?

If you are a shareholder of record, you may submit a proxy via the Internet, by telephone or by mail.

●	Submitting a Proxy via the Internet: You can submit a proxy via the Internet until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 22, 2026, by accessing www.proxyvote.com and following the instructions you will find on the website. You will need the control number provided on your proxy card or Notice of Internet Availability of Proxy Materials. Internet proxy submission is available 24 hours a day. You will be given the opportunity to confirm that your instructions have been properly recorded.
●	Submitting a Proxy by Telephone: You can submit a proxy for your shares by telephone until 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 22, 2026, by calling 1-800-690-6903. Telephone proxy submission is available 24 hours a day.

Matson, Inc. | 2026 Proxy Statement

Easy-to-follow voice prompts allow you to submit a proxy for your shares and confirm that your instructions have been properly recorded. You will need the control number provided on your proxy card.
●	Submitting a Proxy by Mail: If you choose to submit a proxy by mail, simply mark your proxy card, date and sign it, and return it in the postage paid envelope provided with the proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

By casting your vote in any of the ways listed above, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions. You may also attend the Annual Meeting and vote in person.

If you are a “street name” holder, you must provide instructions on voting to your broker, bank, trust or other nominee or custodian holder.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our independent transfer agent and registrar, Computershare Shareowner Services LLC, you are a “shareholder of record”. If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder and you are considered the “beneficial owner” of the shares. As the beneficial owner of shares, you have the right to direct your broker, bank, trustee or nominee or custodian how to vote your shares, and you will receive separate instructions from them describing how to vote your shares.

How many proxy cards might I receive?

You could receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts and custodial accounts) or in multiple accounts. If your shares are held in “street name”, you will receive your proxy card or other voting information from your broker, bank, trustee or other nominee or custodian, and you will return your proxy card or cards to them. You should complete and sign, or provide Internet or telephone voting instructions with respect to, each proxy card you receive.

Can I vote my shares in person at the Annual Meeting?

Yes. If you decide to join us in person at the Annual Meeting and you are a “shareholder of record”, you may vote your shares in person at the Annual Meeting. If you hold your shares as a “street name” holder and wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Can I revoke my proxy or change my vote after I have submitted a proxy?

You may revoke your proxy or change your vote at any time before it is exercised by:

●	Delivering to the Corporate Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;
●	Delivering to the Corporate Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting;

Matson, Inc. | 2026 Proxy Statement

●	Submitting a proxy on a later date via the Internet or by telephone (only your last submitted proxy will be counted) before 11:59 p.m. Eastern Daylight Time (5:59 p.m. Hawaii Standard Time) on April 22, 2026; or
●	Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:

Rachel C. Lee

Corporate Secretary

Matson, Inc.

2121 North California Blvd., Suite 500

Walnut Creek, California 94596

(510) 628-4000

Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Corporate Secretary at the Annual Meeting before we begin voting.

If your shares are held in the name of a broker, bank, trustee or other nominee or custodian, you must follow the instructions provided by them if you wish to revoke your proxy or change your vote.

What constitutes a quorum for the Annual Meeting?

In order to take action on the proposals at the Annual Meeting, a quorum, consisting of a majority of the outstanding shares entitled to vote as of the record date, must be present or represented at the meeting. Abstentions and broker non-votes, if any, will be counted as shares that are present for purposes of determining quorum.

What are the voting requirements for each of the proposals?

Provided a quorum is present:

Proposal 1 – Election of directors: Directors will be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors. A “plurality” voting standard means that the seven nominees who receive the most “for” votes cast will be elected as directors.

Proposal 2 – Advisory vote to approve executive compensation: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

Proposal 3 – Ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026: The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

What is a broker “non-vote”?

A broker “non-vote” occurs when a broker or other nominee who holds shares for a beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares, or elects not to vote those shares even though the broker or other nominee has discretionary voting power for the proposal. Whether a broker or other nominee has authority to vote

Matson, Inc. | 2026 Proxy Statement

its shares on uninstructed matters is subject to NYSE rules and a final determination by NYSE. Even with respect to items on which they have discretion, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to vote as soon as possible to ensure that your vote is counted.

How will abstentions and broker non-votes affect the votes?

Abstentions and broker non-votes, if any, will generally have no effect on the voting results for any proposal, as they are not considered to be votes cast under Hawaii corporate law.

How will my shares be voted if I give my proxy but do not specify how my shares should be voted?

If you provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your name (i.e., you are a shareholder of record and not a street name holder) and sign and return a proxy card without giving specific voting instructions, your shares will be voted “FOR” each of the director nominees named in this Proxy Statement, “FOR” Proposal 2, and “FOR” Proposal 3, in accordance with the Board’s recommendations.

Who will count the votes?

At the Annual Meeting, votes will be counted by an election inspector from the Company. Such inspector will participate in the Annual Meeting to process and count the votes cast by our shareholders, make a report of inspection and certify as to the number of votes cast on each proposal.

Who will conduct the proxy solicitation and how much will it cost?

We are soliciting proxies from shareholders on behalf of our Board and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Matson and its subsidiaries may solicit proxies from shareholders in person or by telephone, videoconference, facsimile or email without additional compensation other than reimbursement for their actual expenses.

We have retained Alliance Advisors, a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual Meeting. We will pay Alliance Advisors a fee of approximately $11,500 and reimburse the firm for its reasonable out-of-pocket expenses.

Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with these forwarding services.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and expect to publish final results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

How can I request a copy of the Annual Report on Form 10-K?

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (including the consolidated financial statements and consolidated financial statement schedules) will be sent to any shareholder without charge by contacting Matson, Inc., 2121 North California Blvd., Suite 500, Walnut Creek, California 94596, Attn: Corporate Secretary, or by calling (510) 628-4000.

Matson, Inc. | 2026 Proxy Statement

What is householding?

The Company may elect to “household” the mailing of the proxy statement and our annual report for individual shareholders sharing an address with one or more other shareholders. This means that only one copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not affect dividend check mailings. We will promptly send a separate copy of the annual report and proxy statement or Notice of Internet Availability of Proxy Materials to a shareholder at a shared address on request. Shareholders with a shared address may also request that we send separate annual reports and proxy statements or Notices of Internet Availability of Proxy Materials in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.

Requests related to householding should be mailed to Matson, Inc., 2121 North California Blvd., Suite 500, Walnut Creek, California 94596, Attn: Corporate Secretary or you may call (510) 628-4000. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

If you have any questions about voting your shares or attending the Annual Meeting, please call our Corporate Secretary at (510) 628-4000 or Alliance Advisors toll free at (833) 207-5495.

Matson, Inc. | 2026 Proxy Statement

Exhibit A

This Proxy Statement includes non-GAAP measures. While Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).

EBITDA Reconciliation

		Years Ended December 31,
					Change
(In millions)		2025	2024	2023	2025-2024
Net Income		$444.8	$476.4	$297.1	$(31.6)
Subtract:	Interest income	(31.7)	(48.3)	(36.0)	16.6
Add:	Interest expense	6.8	7.5	12.2	(0.7)
Add:	Income taxes	89.0	123.0	75.9	(34.0)
Add:	Depreciation and amortization	166.9	153.1	142.2	13.8
Add:	Deferred drydock amortization	28.9	27.2	25.3	1.7
EBITDA(1)		$704.7	$738.9	$516.7	$(34.2)
(1)	EBITDA is defined as earnings before interest, income taxes, depreciation and amortization (including deferred drydock amortization). EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance.

Matson, Inc. | 2026 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ! ! ! For All Withhold All For All Except ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. MATSON, INC. Nominees: 3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. 2. Advisory vote to approve executive compensation. The Board of Directors recommends you vote FOR proposals 2 and 3. NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly be brought before the meeting or any adjournment or postponement thereof. 1. Election of Directors Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR the following: MATSON, INC. 1411 SAND ISLAND PARKWAY HONOLULU, HI 96819 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 22, 2026 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SHAREHOLDER MEETING REGISTRATION To register to attend the meeting, go to "Register for Meeting" at www.proxyvote.com. Please refer to the proxy statement for additional information regarding admission procedures. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 22, 2026 for shares held directly and by 11:59 p.m. Eastern Time on April 20, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. For Against Abstain 01) Meredith J. Ching 02) Matthew J. Cox 03) Mark H. Fukunaga 04) Stanley M. Kuriyama 05) Constance H. Lau 06) Bradley D. Tilden 07) Jenai S. Wall V82859-P44750-Z91929 SCAN TO VIEW MATERIALS & VOTEw

V82860-P44750-Z91929 MATSON, INC. Annual Meeting of Shareholders April 23, 2026 8:30 AM (HST) This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Matthew J. Cox and Peter T. Heilmann, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATSON, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 AM, HST on April 23, 2026, at 1411 Sand Island Parkway, Honolulu, Hawaii and any adjournment or postponement thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.